UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2018

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Special Meeting of Shareholders	23

Board of Trustees’ Contract Approval	24

Management and Organization	27

Important Notices	30

Eaton Vance

Greater China Growth Fund

August 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The China markets posted modest gains in the 12-month period ended August 31, 2018, with the MSCI Golden Dragon Index (the Index)2 rising 1.79% in U.S. dollar terms. The strong gains of the previous fiscal year continued for the first half of the period under review, but escalating trade tensions between China and the U.S. led to weakness in the China markets from January 2018 onwards.

Most economic indicators were broadly favorable for most of the period under review, although meaningful impact from the U.S. tariff hikes has yet to be seen. Chinese GDP growth held steady at 6.8%, inflation remained well behaved at 1.8-2.0%, and the Chinese currency, although trending lower towards the end of the period, was stable for much of the year.

Domestic and international politics grabbed the headlines during the second part of the 12-month period. Internally, the National People’s Congress formally abolished the two-term limit for Chinese presidents that Deng Xiaoping first established following the turmoil of the Cultural Revolution. President Xi Jinping has effectively become “president for life” and can rule unopposed for as long as he is capable and willing. Arguably this is a backward step for democracy advocates, but it also means that President Xi now has more scope and time to address the biggest problems currently facing China: debt, industrial overcapacity, capital misallocation and financial sector risk.

Internationally, markets have been grappling with the implications of President Trump’s decision to hike tarrifs on a wide range of Chinese imports. The U.S. is China’s biggest export market, which means that a sustained trade war could have a meaningful impact on China’s manufacturing exporters. Against this uncertain backdrop, China has been loosening controls on credit growth and infrastructure investment, as well as injecting liquidity into the financial system to mitigate the impact of potentially weaker exports. Although deleveraging has been high on the policy agenda, the Chinese government is carefully balancing the risk of high debt, against slowing economic growth, which it has a history of managing successfully.

Fund Performance

For the 12-month period ended August 31, 2018, the net asset value of the Class A shares of the Eaton Vance Greater China Growth Fund (the Fund) returned 7.69%, outperforming the Fund’s benchmark, the Index, which returned 1.79% over the same period. Stock selection in consumer staples, financials and consumer discretionary sectors were the biggest contributors to relative performance over the 12-month period. The overweight positions in these three sectors were also supportive. Stock selection in information technology was a minor drag on performance during the same period.

Some of the Fund’s strongest performers in absolute terms included Foshan Haitian Flavouring & Food Co., Ltd. (soy sauces and condiments), ANTA Sports Products, Ltd. (ANTA) (branded sportswear products) and President Chain Store Corp. (convenience stores).

ANTA’s performance was mostly driven by excellent 2017 earnings, with the company’s successful multi-brand sportswear retail strategy continuing to deliver strong sales and profits growth. ANTA’s brands, Fila, Inc. (sportswear) and the relatively new joint venture with Japan’s Descente, Ltd. (ski-wear) both performed particularly well, but ANTA Kids was a star performer of the year, with sales growth of more than 40%. Overall sales and operating profits both grew 25%, but operating and free cash flows grew even more at 29% and 40%, respectively. The dividend pay-out to shareholders also remained generous at more than 70% of net profits. Management’s focus on providing a broad range of generally mid-to-higher end brands is clearly playing well to the aspirational Chinese consumer.

Tingyi (Cayman Islands) Holding Corp. (Tingyi) (Chinese noodles) was a detractor from performance in the period. The company announced solid second quarter results, as sales grew 11%, EBITDA grew 29% and net profit doubled. However, the market responded negatively to CEO James Wei’s relatively downbeat short-term outlook. Wei cautioned that having raised prices multiple times since late 2017, some of Tingyi’s distributors had built inventory in anticipation of further price hikes.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2018

Performance2,3

Portfolio Managers June Lui and Christopher Darling, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	7.69%	9.86%	6.81%
Class A with 5.75% Maximum Sales Charge	—	—	1.52	8.57	6.18
Class C at NAV	12/28/1993	10/28/1992	6.93	9.09	6.09
Class C with 1% Maximum Sales Charge	—	—	5.97	9.09	6.09
Class I at NAV	10/01/2009	10/28/1992	8.06	10.18	7.10
MSCI Golden Dragon Index	—	—	1.79%	9.47%	6.90%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.90%	2.61%	1.60%
Net			1.85	2.55	1.55

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2008	$18,064	N.A.
Class I	$250,000	08/31/2008	$496,711	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2018

Fund Profile

Regional Allocation (% of net assets)5

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

AIA Group, Ltd.	9.3%

Tencent Holdings, Ltd.	9.1

Ping An Insurance (Group) Co. of China, Ltd., Class H	5.4

ANTA Sports Products, Ltd.	4.1

Link REIT	4.0

Tingyi (Cayman Islands) Holding Corp.	3.9

Hong Kong Exchanges and Clearing, Ltd.	3.9

President Chain Store Corp.	3.4

China Resources Gas Group, Ltd.	3.3

China Mobile, Ltd.	3.3

Total	49.7%

See Endnotes and Additional Disclosures in this report

4

Eaton Vance

Greater China Growth Fund

August 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio 5 manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/18)	Ending Account Value (8/31/18)	Expenses Paid During Period* (3/1/18 – 8/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$939.20	$8.85	1.81%
Class C	$1,000.00	$936.00	$12.25	2.51%
Class I	$1,000.00	$940.80	$7.39	1.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.10	$9.20	1.81%
Class C	$1,000.00	$1,012.60	$12.73	2.51%
Class I	$1,000.00	$1,017.60	$7.68	1.51%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2018.

6

Eaton Vance

Greater China Growth Fund

August 31, 2018

Portfolio of Investments

Common Stocks — 98.9%
Security	Shares	Value

China — 56.8%

Automobiles — 0.6%
Great Wall Motor Co., Ltd., Class H	976,500	$601,558
		$601,558

Banks — 2.8%
China Construction Bank Corp., Class H	1,508,110	$1,328,247
Industrial & Commercial Bank of China, Ltd., Class H	1,802,000	1,330,953
		$2,659,200

Food Products — 10.9%
China Mengniu Dairy Co., Ltd.	731,000	$2,112,027
Dali Foods Group Co., Ltd.(1)	2,853,500	2,072,824
Foshan Haitian Flavouring & Food Co., Ltd., Class A	94,900	953,069
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	426,843	1,514,721
Tingyi (Cayman Islands) Holding Corp.	2,074,000	3,705,876
		$10,358,517

Gas Utilities — 3.3%
China Resources Gas Group, Ltd.	692,000	$3,154,079
		$3,154,079

Health Care Equipment & Supplies — 1.2%
AK Medical Holdings, Ltd.(1)	1,590,000	$1,176,412
		$1,176,412

Health Care Providers & Services — 0.5%
Sinopharm Group Co., Ltd., Class H	101,600	$505,605
		$505,605

Hotels, Restaurants & Leisure — 4.6%
Xiabuxiabu Catering Management China Holdings Co., Ltd.(1)	1,225,500	$1,937,050
Yum China Holdings, Inc.	61,867	2,393,015
		$4,330,065

Household Durables — 3.8%
Haier Electronics Group Co., Ltd.	1,121,000	$2,923,400
Zhejiang Supor Co., Ltd., Class A	87,900	645,295
		$3,568,695

Security	Shares	Value

Insurance — 7.1%
China Pacific Insurance (Group) Co., Ltd., Class H	436,800	$1,630,053
Ping An Insurance (Group) Co. of China, Ltd., Class H	531,000	5,121,942
		$6,751,995

Internet Software & Services — 9.1%
Tencent Holdings, Ltd.	200,700	$8,627,517
		$8,627,517

Personal Products — 1.7%
Hengan International Group Co., Ltd.	178,000	$1,603,702
		$1,603,702

Pharmaceuticals — 0.9%
Sino Biopharmaceutical, Ltd.	654,500	$829,519
		$829,519

Real Estate Management & Development — 2.9%
China Overseas Land & Investment, Ltd.	878,000	$2,782,843
		$2,782,843

Textiles, Apparel & Luxury Goods — 4.1%
ANTA Sports Products, Ltd.	713,000	$3,888,157
		$3,888,157

Wireless Telecommunication Services — 3.3%
China Mobile, Ltd.	331,500	$3,117,929
		$3,117,929

Total China (identified cost $35,608,427)		$53,955,793

Hong Kong — 27.2%

Capital Markets — 3.9%
Hong Kong Exchanges and Clearing, Ltd.	129,721	$3,695,988
		$3,695,988

Equity Real Estate Investment Trusts (REITs) — 4.0%
Link REIT	379,000	$3,777,620
		$3,777,620

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 2.3%
Dairy Farm International Holdings, Ltd.	237,100	$2,198,156
		$2,198,156

Food Products — 0.9%
Vitasoy International Holdings, Ltd.	270,000	$867,184
		$867,184

Hotels, Restaurants & Leisure — 3.3%
Sands China, Ltd.	634,400	$3,099,861
		$3,099,861

Insurance — 9.3%
AIA Group, Ltd.	1,026,800	$8,865,653
		$8,865,653

Real Estate Management & Development — 2.3%
CK Asset Holdings, Ltd.	303,856	$2,167,019
		$2,167,019

Textiles, Apparel & Luxury Goods — 1.2%
Samsonite International SA(1)	285,900	$1,157,359
		$1,157,359

Total Hong Kong (identified cost $16,206,182)		$25,828,840

Taiwan — 14.9%

Banks — 2.1%
CTBC Financial Holding Co., Ltd.	2,782,881	$1,957,045
		$1,957,045

Electronic Equipment, Instruments & Components — 3.2%
Hon Hai Precision Industry Co., Ltd.	464,181	$1,219,420
Largan Precision Co., Ltd.	12,000	1,840,523
		$3,059,943

Food & Staples Retailing — 3.4%
President Chain Store Corp.	297,000	$3,242,549
		$3,242,549

Security	Shares	Value

Insurance — 1.8%
Cathay Financial Holding Co., Ltd.	994,929	$1,705,318
		$1,705,318

Multiline Retail — 1.3%
Poya International Co., Ltd.	123,462	$1,266,363
		$1,266,363

Semiconductors & Semiconductor Equipment — 3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	350,839	$2,939,571
		$2,939,571

Total Taiwan (identified cost $8,804,589)		$14,170,789

Total Common Stocks — 98.9% (identified cost $60,619,198)		$93,955,422

Other Assets, Less Liabilities — 1.1%		$1,035,147

Net Assets — 100.0%		$94,990,569

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2018, the aggregate value of these securities is $6,343,645 or 6.7% of the Fund’s net assets.

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Statement of Assets and Liabilities

Assets	August 31, 2018
Unaffiliated investments, at value (identified cost, $60,619,198)	$93,955,422
Cash	1,005,640
Foreign currency, at value (identified cost, $84)	82
Dividends receivable	417,489
Receivable for Fund shares sold	37,459
Total assets	$95,416,092

Liabilities
Payable for Fund shares redeemed	$173,316
Payable to affiliates:
Investment adviser fee	81,499
Administration fee	12,225
Distribution and service fees	29,110
Accrued expenses	129,373
Total liabilities	$425,523
Net Assets	$94,990,569

Sources of Net Assets
Paid-in capital	$55,619,204
Accumulated net investment loss	(873,812)
Accumulated net realized gain	6,909,588
Net unrealized appreciation	33,335,589
Total	$94,990,569

Class A Shares
Net Assets	$72,952,975
Shares Outstanding	2,970,009
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.56
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$26.06

Class C Shares
Net Assets	$12,162,661
Shares Outstanding	526,671
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$23.09

Class I Shares
Net Assets	$9,874,933
Shares Outstanding	398,381
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$24.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Statement of Operations

Investment Income	Year Ended August 31, 2018
Dividends (net of foreign taxes, $190,318)	$2,255,718
Interest	3,374
Total investment income	$2,259,092

Expenses
Investment adviser fee	$1,037,916
Administration fee	155,687
Distribution and service fees
Class A	237,418
Class C	134,214
Trustees’ fees and expenses	4,914
Custodian fee	75,697
Transfer and dividend disbursing agent fees	146,169
Legal and accounting services	66,994
Printing and postage	24,792
Registration fees	50,300
Miscellaneous	15,974
Total expenses	$1,950,075

Net investment income	$309,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,824,521
Foreign currency transactions	(16,474)
Net realized gain	$10,808,047
Change in unrealized appreciation (depreciation) —
Investments	$(3,453,102)
Foreign currency	(645)
Net change in unrealized appreciation (depreciation)	$(3,453,747)

Net realized and unrealized gain	$7,354,300

Net increase in net assets from operations	$7,663,317

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$309,017	$593,397
Net realized gain	10,808,047	8,656,338
Net change in unrealized appreciation (depreciation)	(3,453,747)	11,436,603
Net increase in net assets from operations	$7,663,317	$20,686,338
Distributions to shareholders —
From net investment income
Class A	$(473,372)	$(564,031)
Class B	—	(10,653)
Class C	—	(94,200)
Class I	(97,186)	(67,672)
From net realized gain
Class A	(7,797,004)	—
Class C	(1,421,009)	—
Class I	(1,111,545)	—
Total distributions to shareholders	$(10,900,116)	$(736,556)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,755,840	$3,451,845
Class B	—	621
Class C	1,184,023	490,256
Class I	4,490,363	8,019,876
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,120,886	488,197
Class B	—	10,010
Class C	1,295,620	75,120
Class I	949,387	57,205
Cost of shares redeemed
Class A	(11,671,557)	(12,306,971)
Class B	—	(143,004)
Class C	(2,696,144)	(4,336,807)
Class I	(6,260,724)	(7,234,882)
Net asset value of shares exchanged
Class A	—	539,135
Class B	—	(539,135)
Net asset value of shares merged*
Class A	—	1,070,429
Class B	—	(1,070,429)
Net decrease in net assets from Fund share transactions	$(832,306)	$(11,428,534)

Net increase (decrease) in net assets	$(4,069,105)	$8,521,248

Net Assets
At beginning of year	$99,059,674	$90,538,426
At end of year	$94,990,569	$99,059,674

Accumulated net investment loss included in net assets
At end of year	$(873,812)	$(554,125)

*	At the close of business on April 27, 2017, Class B shares were merged into Class A shares.

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Financial Highlights

	Class A
	Year Ended August 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$25.480	$20.380		$19.210		$22.200		$18.450

Income (Loss) From Operations
Net investment income(1)	$0.094	$0.168		$0.092		$0.020		$0.081
Net realized and unrealized gain (loss)	1.861	5.111		2.210		(2.950)		3.739

Total income (loss) from operations	$1.955	$5.279		$2.302		$(2.930)		$3.820

Less Distributions
From net investment income	$(0.165)	$(0.179)		$—		$(0.060)		$(0.070)
From net realized gain	(2.710)	—		(1.132)		—		—

Total distributions	$(2.875)	$(0.179)		$(1.132)		$(0.060)		$(0.070)

Net asset value — End of year	$24.560	$25.480		$20.380		$19.210		$22.200

Total Return(2)	7.69%	26.19	%(3)	12.50	%(3)	(13.26	)%(3)	20.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$72,953	$75,137		$66,709		$68,475		$95,911
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.82%	1.91	%(3)	1.95	%(3)	1.95	%(3)	1.94%
Net investment income	0.36%	0.78%		0.49%		0.09%		0.39%
Portfolio Turnover	12%	14%		8%		53%		33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$24.120	$19.400		$18.450		$21.420		$17.880

Income (Loss) From Operations
Net investment loss(1)	$(0.090)	$(0.018)		$(0.042)		$(0.136)		$(0.073)
Net realized and unrealized gain (loss)	1.770	4.877		2.124		(2.834)		3.613

Total income (loss) from operations	$1.680	$4.859		$2.082		$(2.970)		$3.540

Less Distributions
From net investment income	$—	$(0.139)		$—		$—		$—
From net realized gain	(2.710)	—		(1.132)		—		—

Total distributions	$(2.710)	$(0.139)		$(1.132)		$—		$—

Net asset value — End of year	$23.090	$24.120		$19.400		$18.450		$21.420

Total Return(2)	6.93%	25.27	%(3)	11.73	%(3)	(13.82	)%(3)	19.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,163	$12,855		$13,856		$15,073		$21,271
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.52%	2.62	%(3)	2.65	%(3)	2.65	%(3)	2.64%
Net investment loss	(0.37)%	(0.09)%		(0.24)%		(0.64)%		(0.36)%
Portfolio Turnover	12%	14%		8%		53%		33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$25.680	$20.500		$19.260		$22.240		$18.500

Income (Loss) From Operations
Net investment income(1)	$0.168	$0.281		$0.091		$0.100		$0.156
Net realized and unrealized gain (loss)	1.889	5.096		2.281		(2.969)		3.715

Total income (loss) from operations	$2.057	$5.377		$2.372		$(2.869)		$3.871

Less Distributions
From net investment income	$(0.237)	$(0.197)		$—		$(0.111)		$(0.131)
From net realized gain	(2.710)	—		(1.132)		—		—

Total distributions	$(2.947)	$(0.197)		$(1.132)		$(0.111)		$(0.131)

Net asset value — End of year	$24.790	$25.680		$20.500		$19.260		$22.240

Total Return(2)	8.06%	26.48	%(3)	12.90	%(3)	(13.00	)%(3)	20.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,875	$11,067		$8,307		$10,298		$9,977
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.52%	1.61	%(3)	1.65	%(3)	1.65	%(3)	1.64%
Net investment income	0.64%	1.29%		0.49%		0.45%		0.75%
Portfolio Turnover	12%	14%		8%		53%		33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

15

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements — continued

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2018 and August 31, 2017 was as follows:

	Year Ended August 31,
	2018	2017

Distributions declared from:
Ordinary income	$570,558	$736,556
Long-term capital gains	$10,329,558	$—

During the year ended August 31, 2018, accumulated net realized gain was decreased by $553,106, accumulated net investment loss was increased by $58,146 and paid-in capital was increased by $611,252 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$534,642
Undistributed long-term capital gains	$6,912,676
Net unrealized appreciation	$31,924,047

16

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in PFICs.

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$62,030,740

Gross unrealized appreciation	$34,544,002
Gross unrealized depreciation	(2,619,320)

Net unrealized appreciation	$31,924,682

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of BMR or the Fund and by the vote of a majority of shareholders. For the year ended August 31, 2018, the investment adviser fee amounted to $1,037,916 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) a portion of its investment adviser fee for sub-advisory services provided to the Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2018, the administration fee amounted to $155,687.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.85%, 2.55% and 1.55% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2018. Pursuant to this agreement, BMR and BMO GAM (Asia) reimbursed no operating expenses for the year ended August 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2018, EVM earned $31,449 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,911 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2018 amounted to $237,418 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2018, the Fund paid or accrued to EVD $100,660 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2018 amounted to $33,554 for Class C shares.

17

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2018, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,899,069 and $20,884,816, respectively, for the year ended August 31, 2018.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2018	2017

Sales	183,564	157,364
Issued to shareholders electing to receive payments of distributions in Fund shares	290,530	25,374
Redemptions	(453,220)	(581,461)
Merger from Class B shares	—	48,383
Exchange from Class B shares	—	26,636

Net increase (decrease)	20,874	(323,704)

Class B		Year Ended August 31, 2017(1)

Sales		34
Issued to shareholders electing to receive payments of distributions in Fund shares		545
Redemptions		(7,440)
Merger to Class A shares		(50,815)
Exchange to Class A shares		(27,933)

Net decrease		(85,609)

	Year Ended August 31,
Class C	2018	2017

Sales	48,070	23,137
Issued to shareholders electing to receive payments of distributions in Fund shares	55,942	4,105
Redemptions	(110,390)	(208,545)

Net decrease	(6,378)	(181,303)

18

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements — continued

	Year Ended August 31,
Class I	2018	2017

Sales	171,840	365,803
Issued to shareholders electing to receive payments of distributions in Fund shares	38,468	2,956
Redemptions	(242,847)	(342,962)

Net increase (decrease)	(32,539)	25,797

(1)	At the close of business on April 27, 2017, the Fund’s Class B shares were merged into Class A shares.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2018.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the Asian and China regions are impacted by the economies of countries in these regions which differ from the United States economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Governmental actions can also have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

Eaton Vance

Greater China Growth Fund

August 31, 2018

Notes to Financial Statements — continued

At August 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$2,393,015	$15,519,043		$—	$17,912,058
Consumer Staples	—	18,270,108		—	18,270,108
Financials	—	25,635,199		—	25,635,199
Health Care	—	2,511,536		—	2,511,536
Information Technology	—	14,627,031		—	14,627,031
Real Estate	—	8,727,482		—	8,727,482
Telecommunication Services	—	3,117,929		—	3,117,929
Utilities	—	3,154,079		—	3,154,079

Total Common Stocks	$2,393,015	$91,562,407	*	$—	$93,955,422

Total Investments	$2,393,015	$91,562,407		$—	$93,955,422

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

20

Eaton Vance

Greater China Growth Fund

August 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Greater China Growth Fund

August 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2018, the Fund designates approximately $1,814,960, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 1.72% qualifies for the corporate dividends received deduction.

Foreign Tax Credit.  For the fiscal year ended August 31, 2018, the Fund paid foreign taxes of $190,318 and recognized foreign source income of $2,422,969.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $10,824,521 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Greater China Growth Fund

August 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	3,202,816	81,408
Keith Quinton	3,202,816	81,408
Marcus L. Smith	3,198,831	85,393
Susan J. Sutherland	3,203,264	80,961
Scott E. Wennerholm	3,202,887	81,338

Results are rounded to the nearest whole number.

23

Eaton Vance

Greater China Growth Fund

August 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

24

Eaton Vance

Greater China Growth Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Greater China Growth Fund (the “Fund”) with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with BMO Global Asset Management (Asia) Limited (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent

25

Eaton Vance

Greater China Growth Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Portfolio as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Portfolio and other types of clients. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

26

Eaton Vance

Greater China Growth Fund

August 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

27

Eaton Vance

Greater China Growth Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

28

Eaton Vance

Greater China Growth Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.18

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Annual Report

August 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2018

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Special Meeting of Shareholders	28

Board of Trustees’ Contract Approval	29

Management and Organization	32

Important Notices	35

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

While U.S. stocks surged, global stock markets delivered mixed returns for the 12-month period ended August 31, 2018.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war from President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries ranging from China and Canada, to the European Union. Stocks bounced back in the final two months of the period. U.S. economic indicators remained largely positive in the period, prompting the U.S. Federal Reserve (the Fed) to raise its benchmark interest rate three times over the 12-month span.

Early in the period, global stocks followed U.S. stocks sharply higher. However, in the second half of the period, investors sold European stocks amid mounting trade war worries. In China, signs of a slowing economy compounded trade war fears, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

For the 12-month period ended August 31, 2018, the MSCI World Index,2 a proxy for global equities, advanced 13.10%. The MSCI EAFE Index of developed-market international equities rose 4.39%, while the MSCI Emerging Markets Index declined –0.68%. In the U.S., the blue-chip Dow Jones Industrial Average soared 21.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 19.66%.

On the fixed-income side, the 12-month period ended August 31, 2018 was characterized by rising interest rates, a flattening of the yield curve and tight credit spreads, all of which resulted in weak total returns.

Rising interest rates were the main culprit in the falling bond prices that hurt returns. Interest rates generally climbed from the start of the period through mid-May 2018, and then leveled off from June through the end of the period.

While the Fed’s efforts increased short-term rates more than 1% over the period, long-term rates rose less during the year, causing the yield curve to flatten. Fluctuating perceptions of geopolitical risk were a primary driver of long-term rates from April 2018 through the end of the period. Investors toggled between concern that the U.S. was initiating a global trade war and optimism about prolonged economic growth, in part due to tax cuts. Meanwhile, ongoing lower yields for German and Japanese bonds, compared with Treasurys, weighed on longer-term U.S. yields as well.

Credit spreads — the difference in yield between corporate bonds and Treasurys of the same maturity — took a roller coaster ride during the period but ended up almost where they began.

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, had a total return of –1.05% for the 12-month period. The municipal market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 0.49% for the period.

Fund Performance

For the 12-month period ended August 31, 2018, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) had a total return of 7.67% for Class A shares at net asset value (NAV), outperforming the blended benchmark, a 60%/40% blend of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI Index, respectively, which returned 3.87% for the same period.

Using a macro-driven, top-down asset allocation approach, the Fund seeks potentially overlooked investment opportunities worldwide. The Fund outperformed the blended benchmark largely due to its significant overweight to equity (averaging 73% of assets versus the 40% allocation in the benchmark) and underweight in fixed-income securities.

Overall, the Fund’s exposure to equities contributed to both absolute and relative returns as equities significantly outperformed fixed-income assets in the U.S. and globally. The Fund’s allocation to U.S. stocks increased, averaging close to 66% of its equity exposure, making a large contribution to the Fund’s relative and absolute performance. The Fund also benefited from positive region and sector selection among equities.

Among U.S. equity sectors, an overweight to the strong-performing information technology sector versus the benchmark made the largest contribution, particularly within the information technology services industry. Also positive were underweight positions in the weak-performing utilities, real estate, and consumer staples sectors. An overweight to consumer discretionary stocks and security selection within the energy sector contributed as both sectors had strong performance during the fiscal year.

Internationally, the Fund benefited from its relatively modest allocation to Europe and the euro itself as the currency weakened versus the rallying U.S. dollar.

Within fixed-income assets, the Fund also outperformed the benchmark largely because of its exposure to U.S. high yield bonds, an out-of-benchmark segment that performed well during the period. A portion of this exposure was interest rate-hedged.

An underweight and poor stock selection within U.S. health care stocks was a detractor, in addition to exposure to global small-cap gold mining companies primarily located in Canada, Australia, and South Africa, which also detracted from relative performance. Emerging markets exposure was another negative, primarily through an overweight to MSCI Emerging Markets Index futures (led by China), an allocation to the iShares MSCI China ETF, and stock selection. Sectors within emerging markets that detracted the most from relative performance included information technology, consumer discretionary, and financials. Within fixed-income, the Fund’s modest allocation to mortgage-backed securities, which fell slightly, was a minor detractor.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2011	09/30/2011	7.67%	6.77%	7.38%
Class A with 5.75% Maximum Sales Charge	—	—	1.51	5.51	6.47
Class C at NAV	09/30/2011	09/30/2011	6.91	5.97	6.57
Class C with 1% Maximum Sales Charge	—	—	5.91	5.97	6.57
Class I at NAV	09/30/2011	09/30/2011	8.04	7.04	7.65
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	–1.05%	2.48%	2.14%
MSCI ACWI Index	—	—	11.41	9.67	11.68
Blended Index	—	—	3.87	5.44	6.02

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.37%	2.12%	1.12%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$15,540	N.A.
Class I	$250,000	09/30/2011	$416,445	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Fund Profile

Country Allocation (% of net assets)5,6

Asset Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)5,7

MSCI Emerging Markets Index Futures Contracts	11.6%

iShares 0-5 Year High Yield Corporate Bond ETF	6.9

ProShares High Yield-Interest Rate Hedged ETF	5.3

WisdomTree Interest Rate Hedged High Yield Bond Fund	3.8

iShares MBS ETF	2.2

Apple, Inc.	1.9

Amazon.com, Inc.	1.4

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1.4

iShares MSCI China ETF	1.3

Microsoft Corp.	1.3

Total	37.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. The Blended Index consists of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% MSCI ACWI Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[6]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/18)	Ending Account Value (8/31/18)	Expenses Paid During Period* (3/1/18 – 8/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,012.10	$6.09	1.20%
Class C	$1,000.00	$1,008.90	$9.87	1.95%
Class I	$1,000.00	$1,014.00	$4.82	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	1.20%
Class C	$1,000.00	$1,015.40	$9.91	1.95%
Class I	$1,000.00	$1,020.40	$4.84	0.95%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2018.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments

Common Stocks — 57.4%
Security	Shares	Value

Aerospace & Defense — 3.2%
Boeing Co. (The)	12,806	$4,389,769
General Dynamics Corp.	11,158	2,157,957
Harris Corp.	14,042	2,281,966
Hexcel Corp.	20,342	1,345,013
L3 Technologies, Inc.	11,388	2,433,843
Lockheed Martin Corp.	9,383	3,006,407
Northrop Grumman Corp.	8,263	2,466,423
Raytheon Co.	13,444	2,681,271
Textron, Inc.	21,497	1,483,938
TransDigm Group, Inc.	4,087	1,430,450
United Technologies Corp.	14,210	1,871,457
		$25,548,494

Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	24,858	$2,388,357
Expeditors International of Washington, Inc.	20,466	1,499,748
FedEx Corp.	6,217	1,516,637
United Parcel Service, Inc., Class B	9,152	1,124,598
		$6,529,340

Auto Components — 0.1%
Aptiv PLC	10,314	$907,735
		$907,735

Automobiles — 0.4%
Ford Motor Co.	115,410	$1,094,087
General Motors Co.	33,841	1,219,968
Tesla, Inc.(1)	3,965	1,196,082
		$3,510,137

Banks — 3.6%
Bank of America Corp.	148,855	$4,604,085
BB&T Corp.	29,361	1,516,789
Citigroup, Inc.	50,312	3,584,227
Fifth Third Bancorp	37,656	1,108,216
Huntington Bancshares, Inc.	79,930	1,295,665
JPMorgan Chase & Co.	50,307	5,764,176
M&T Bank Corp.	6,685	1,184,248
People’s United Financial, Inc.	64,833	1,200,059
PNC Financial Services Group, Inc. (The)	9,435	1,354,300
SunTrust Banks, Inc.	14,725	1,083,171
U.S. Bancorp	26,682	1,443,763
Wells Fargo & Co.	72,373	4,232,373
		$28,371,072

Security	Shares	Value

Beverages — 0.1%
PepsiCo, Inc.	6,394	$716,192
		$716,192

Building Products — 0.8%
A.O. Smith Corp.	38,281	$2,223,360
Fortune Brands Home & Security, Inc.	22,579	1,196,235
Johnson Controls International PLC	35,067	1,324,481
Masco Corp.	32,283	1,225,786
		$5,969,862

Capital Markets — 1.4%
Bank of New York Mellon Corp. (The)	35,638	$1,858,522
BlackRock, Inc.	3,750	1,796,475
Charles Schwab Corp. (The)	25,576	1,299,005
CME Group, Inc.	5,707	997,184
Goldman Sachs Group, Inc. (The)	5,531	1,315,327
Intercontinental Exchange, Inc.	11,525	878,551
Morgan Stanley	20,838	1,017,520
S&P Global, Inc.	5,600	1,159,480
State Street Corp.	9,274	806,003
		$11,128,067

Chemicals — 2.3%
Air Products and Chemicals, Inc.	5,146	$855,728
Celanese Corp., Series A	13,648	1,594,496
DowDuPont, Inc.	63,353	4,442,946
Eastman Chemical Co.	7,451	722,971
Ecolab, Inc.	7,259	1,092,334
International Flavors & Fragrances, Inc.	9,588	1,249,220
LyondellBasell Industries NV, Class A	7,059	796,114
PPG Industries, Inc.	17,942	1,983,309
Praxair, Inc.	7,747	1,225,498
RPM International, Inc.	44,641	3,013,267
Sherwin-Williams Co. (The)	2,189	997,265
		$17,973,148

Commercial Services & Supplies — 0.6%
Cintas Corp.	7,671	$1,636,761
Deluxe Corp.	8,990	532,388
Republic Services, Inc.	18,479	1,355,619
Waste Management, Inc.	14,643	1,331,049
		$4,855,817

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Communications Equipment — 1.2%
Cisco Systems, Inc.	141,877	$6,777,464
InterDigital, Inc.	37,654	3,110,221
		$9,887,685

Consumer Finance — 0.6%
American Express Co.	21,831	$2,313,649
Capital One Financial Corp.	18,761	1,859,028
Discover Financial Services	10,825	845,649
		$5,018,326

Containers & Packaging — 1.4%
Ball Corp.	18,650	$781,062
Crown Holdings, Inc.(1)	55,259	2,365,638
International Paper Co.	13,376	684,049
Packaging Corp. of America	10,748	1,181,420
Sealed Air Corp.	56,242	2,255,867
Sonoco Products Co.	26,512	1,485,732
WestRock Co.	35,339	1,946,472
		$10,700,240

Distributors — 0.1%
Genuine Parts Co.	11,596	$1,157,861
		$1,157,861

Diversified Consumer Services — 0.1%
TAL Education Group ADR(1)	26,730	$791,208
		$791,208

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	20,332	$4,243,695
		$4,243,695

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	58,680	$1,874,239
Verizon Communications, Inc.	28,449	1,546,772
		$3,421,011

Electric Utilities — 0.1%
NextEra Energy, Inc.	4,769	$811,207
		$811,207

Electrical Equipment — 0.7%
AMETEK, Inc.	17,126	$1,318,017
Eaton Corp. PLC	15,591	1,296,236

Security	Shares	Value

Electrical Equipment (continued)
Emerson Electric Co.	17,880	$1,371,932
nVent Electric PLC	18,666	524,328
Rockwell Automation, Inc.	6,952	1,258,034
		$5,768,547

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	13,259	$1,160,958
Corning, Inc.	27,354	916,633
TE Connectivity, Ltd.	11,636	1,066,788
		$3,144,379

Energy Equipment & Services — 0.8%
Apergy Corp.(1)	6,945	$314,053
Halliburton Co.	27,178	1,084,130
Rowan Cos., PLC, Class A(1)	169,575	2,380,833
Schlumberger, Ltd.	22,107	1,396,278
Unit Corp.(1)	59,258	1,557,893
		$6,733,187

Food & Staples Retailing — 0.2%
Walmart, Inc.	14,872	$1,425,630
		$1,425,630

Hotels, Restaurants & Leisure — 0.8%
Carnival Corp.	15,318	$941,904
Marriott International, Inc., Class A	9,029	1,141,898
McDonald’s Corp.	16,215	2,630,559
Starbucks Corp.	30,627	1,637,013
		$6,351,374

Industrial Conglomerates — 1.1%
3M Co.	16,194	$3,415,638
Honeywell International, Inc.	22,865	3,636,907
Roper Technologies, Inc.	4,319	1,288,660
		$8,341,205

Insurance — 1.9%
Aflac, Inc.	17,242	$797,270
American International Group, Inc.	24,626	1,309,364
Aon PLC	12,000	1,746,720
Brown & Brown, Inc.	56,336	1,717,121
Chubb, Ltd.	12,882	1,742,162
Marsh & McLennan Cos., Inc.	19,817	1,677,113
MetLife, Inc.	30,079	1,380,325

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Progressive Corp. (The)	21,839	$1,474,788
Prudential Financial, Inc.	12,619	1,239,817
Travelers Cos., Inc. (The)	12,122	1,595,255
		$14,679,935

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.(1)	5,623	$11,317,469
Booking Holdings, Inc.(1)	753	1,469,517
Ctrip.com International, Ltd. ADR(1)	18,480	723,492
JD.com, Inc. ADR(1)	22,910	717,083
Netflix, Inc.(1)	6,200	2,279,616
		$16,507,177

Internet Software & Services — 3.0%
58.com, Inc. ADR(1)	13,040	$992,083
Alibaba Group Holding, Ltd. ADR(1)	8,300	1,452,583
Alphabet, Inc., Class A(1)	3,695	4,551,501
Alphabet, Inc., Class C(1)	3,855	4,696,123
Autohome, Inc. ADR	13,140	1,085,495
Baidu, Inc. ADR(1)	5,330	1,207,138
eBay, Inc.(1)	57,794	2,000,250
Facebook, Inc., Class A(1)	31,372	5,513,002
SINA Corp.(1)	7,450	528,652
Tencent Holdings, Ltd.	26,600	1,143,458
Weibo Corp. ADR(1)	8,140	624,664
		$23,794,949

IT Services — 4.0%
Accenture PLC, Class A	11,824	$1,999,084
Automatic Data Processing, Inc.	12,328	1,809,134
Cognizant Technology Solutions Corp., Class A	23,028	1,806,086
DXC Technology Co.	25,250	2,300,022
Fidelity National Information Services, Inc.	13,807	1,493,503
Fiserv, Inc.(1)	29,198	2,337,884
International Business Machines Corp.	31,400	4,599,472
Jack Henry & Associates, Inc.	10,420	1,650,945
Mastercard, Inc., Class A	23,519	5,069,756
Paychex, Inc.	18,639	1,365,307
PayPal Holdings, Inc.(1)	17,268	1,594,354
Perspecta, Inc.	5,915	137,583
Visa, Inc., Class A	37,411	5,495,302
		$31,658,432

Security	Shares	Value

Machinery — 3.6%
Caterpillar, Inc.	19,353	$2,687,164
Cummins, Inc.	12,727	1,804,689
Deere & Co.	14,644	2,105,807
Donaldson Co., Inc.	29,167	1,475,850
Dover Corp.	26,858	2,306,297
Fortive Corp.	16,310	1,369,714
Graco, Inc.	28,433	1,336,635
IDEX Corp.	8,445	1,293,858
Illinois Tool Works, Inc.	19,409	2,695,522
Ingersoll-Rand PLC	11,639	1,178,914
PACCAR, Inc.	33,147	2,267,918
Parker-Hannifin Corp.	7,010	1,230,956
Pentair PLC	18,666	811,598
Stanley Black & Decker, Inc.	14,347	2,016,184
Toro Co. (The)	21,611	1,313,733
Xylem, Inc.	29,918	2,271,075
		$28,165,914

Media — 1.3%
Charter Communications, Inc., Class A(1)	3,851	$1,195,350
Comcast Corp., Class A	105,522	3,903,259
Omnicom Group, Inc.	11,286	782,345
Walt Disney Co. (The)	36,389	4,076,296
		$9,957,250

Metals & Mining — 0.5%
Kaiser Aluminum Corp.	23,168	$2,538,981
Newmont Mining Corp.	55,887	1,734,174
		$4,273,155

Multiline Retail — 0.1%
Target Corp.	10,326	$903,525
		$903,525

Oil, Gas & Consumable Fuels — 6.7%
Arch Coal, Inc., Class A	43,684	$3,873,460
Carrizo Oil & Gas, Inc.(1)	107,241	2,597,377
Chevron Corp.	25,769	3,052,596
ConocoPhillips	53,301	3,913,893
EOG Resources, Inc.	27,223	3,218,575
Exxon Mobil Corp.	61,924	4,964,447
Green Plains, Inc.	88,321	1,567,698
Gulfport Energy Corp.(1)	232,516	2,734,388
Kinder Morgan, Inc.	80,082	1,417,451

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	28,117	$2,313,748
Occidental Petroleum Corp.	29,094	2,323,738
Phillips 66	13,279	1,573,694
Renewable Energy Group, Inc.(1)	113,552	3,060,226
Resolute Energy Corp.(1)	86,163	2,839,933
Ring Energy, Inc.(1)	218,173	2,574,441
Royal Dutch Shell PLC, Class A	79,229	2,577,625
SemGroup Corp., Class A	69,307	1,677,229
Ship Finance International, Ltd.	95,003	1,349,043
Teekay Corp.	149,020	1,010,356
Valero Energy Corp.	13,238	1,560,496
World Fuel Services Corp.	99,368	2,785,285
		$52,985,699

Pharmaceuticals — 0.5%
Johnson & Johnson	26,578	$3,579,791
		$3,579,791

Professional Services — 0.6%
Equifax, Inc.	11,271	$1,509,976
IHS Markit, Ltd.(1)	29,815	1,639,825
Verisk Analytics, Inc.(1)	12,420	1,479,098
		$4,628,899

Road & Rail — 1.3%
CSX Corp.	22,129	$1,641,087
Genesee & Wyoming, Inc., Class A(1)	18,483	1,624,471
Kansas City Southern	11,949	1,385,606
Landstar System, Inc.	12,078	1,398,632
Norfolk Southern Corp.	9,077	1,577,946
Union Pacific Corp.	18,717	2,819,154
		$10,446,896

Semiconductors & Semiconductor Equipment — 2.6%
Analog Devices, Inc.	9,280	$917,328
Applied Materials, Inc.	51,200	2,202,624
Broadcom, Inc.	4,897	1,072,590
Intel Corp.	114,782	5,558,892
Micron Technology, Inc.(1)	38,753	2,035,308
MKS Instruments, Inc.	22,676	2,106,600
NVIDIA Corp.	8,759	2,458,476
QUALCOMM, Inc.	18,442	1,267,150
Silicon Laboratories, Inc.(1)	14,005	1,372,490
Texas Instruments, Inc.	16,098	1,809,415
		$20,800,873

Security	Shares	Value

Software — 3.2%
Activision Blizzard, Inc.	17,583	$1,267,734
Adobe Systems, Inc.(1)	7,746	2,041,149
CDK Global, Inc.	26,120	1,627,798
Citrix Systems, Inc.(1)	13,323	1,519,088
Intuit, Inc.	10,466	2,296,973
Microsoft Corp.	92,872	10,432,312
Oracle Corp.	92,247	4,481,359
salesforce.com, inc.(1)	8,707	1,329,385
		$24,995,798

Specialty Retail — 0.9%
Home Depot, Inc. (The)	20,387	$4,093,098
Lowe’s Cos., Inc.	11,067	1,203,536
TJX Cos., Inc. (The)	16,426	1,806,367
		$7,103,001

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	66,148	$15,057,269
Hewlett Packard Enterprise Co.	161,363	2,667,330
HP, Inc.	54,427	1,341,626
		$19,066,225

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	24,416	$2,006,995
		$2,006,995

Thrifts & Mortgage Finance — 0.2%
Northwest Bancshares, Inc.	80,184	$1,460,952
		$1,460,952

Tobacco — 0.1%
Philip Morris International, Inc.	11,064	$861,775
		$861,775

Trading Companies & Distributors — 0.4%
Kaman Corp.	21,003	$1,369,606
Watsco, Inc.	12,348	2,160,776
		$3,530,382

Total Common Stocks (identified cost $360,154,543)		$454,713,042

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments — continued

U.S. Treasury Obligations — 8.3%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Notes:
0.75%, 8/15/19	$2,956	$2,908,981
1.25%, 3/31/21	5,897	5,689,376
1.375%, 1/15/20	3,520	3,464,931
1.375%, 2/29/20	4,732	4,648,982
1.375%, 4/30/20	3,000	2,940,703
1.375%, 5/31/20	3,571	3,496,162
1.375%, 4/30/21	2,400	2,319,984
1.50%, 5/31/20	3,666	3,596,859
1.50%, 6/15/20	3,500	3,432,529
1.625%, 7/31/19	2,327	2,309,721
1.625%, 12/31/19	3,660	3,615,938
1.625%, 6/30/20	3,300	3,241,606
2.00%, 7/31/20	3,500	3,460,010
2.00%, 11/30/20	4,824	4,755,328
2.125%, 8/31/20	4,350	4,307,760
2.25%, 4/30/21	4,600	4,549,328
2.625%, 11/15/20	2,885	2,882,052
3.50%, 5/15/20	4,518	4,584,032

Total U.S. Treasury Obligations (identified cost $66,854,791)		$66,204,282

Exchange-Traded Funds(2) — 21.5%
Security	Shares	Value

Equity Funds — 1.9%
iShares MSCI China ETF	171,930	$10,443,028
iShares MSCI Taiwan ETF	112,600	4,270,918
		$14,713,946

Fixed Income Funds — 18.2%
iShares 0-5 Year High Yield Corporate Bond ETF	1,172,660	$55,126,746
iShares MBS ETF	166,000	17,297,200
ProShares High Yield-Interest Rate Hedged ETF	622,000	42,078,300
WisdomTree Interest Rate Hedged High Yield Bond Fund	1,252,000	30,160,680
		$144,662,926

Short-Term Fixed Income Funds — 1.4%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	108,947	$11,072,284
		$11,072,284

Total Exchange-Traded Funds (identified cost $171,708,440)		$170,449,156

Short-Term Investments — 11.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.14%(3)	94,429,164	$94,438,607

Total Short-Term Investments (identified cost $94,429,783)		$94,438,607

Total Investments — 99.1% (identified cost $693,147,557)		$785,805,087

Other Assets, Less Liabilities — 0.9%		$6,840,235

Net Assets — 100.0%		$792,645,322

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	75.4%	$597,454,101
China	1.2	9,265,856
United Kingdom	0.5	3,913,551
Norway	0.2	1,349,043
Ireland	0.1	1,296,236
Switzerland	0.1	1,066,788
Bermuda	0.1	1,010,356
Exchange-Traded Funds	21.5	170,449,156
Total Investments	99.1%	$785,805,087

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Depreciation

Equity Futures
MSCI Emerging Markets Index	1,750	Long	Sep-18	$92,303,750	$(6,686,890)

					$(6,686,890)

Abbreviations:

ADR	–	American Depositary Receipt

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Statement of Assets and Liabilities

Assets	August 31, 2018
Unaffiliated investments, at value (identified cost, $598,717,774)	$691,366,480
Affiliated investment, at value (identified cost, $94,429,783)	94,438,607
Deposits for derivatives collateral — financial futures contracts	4,550,000
Foreign currency, at value (identified cost, $3,274)	3,114
Dividends receivable	811,590
Interest receivable	258,841
Dividends receivable from affiliated investment	190,918
Receivable for Fund shares sold	1,797,140
Receivable for variation margin on open financial futures contracts	542,508
Tax reclaims receivable	346,312
Total assets	$794,305,510

Liabilities
Payable for Fund shares redeemed	$800,943
Payable to affiliates:
Investment adviser and administration fee	550,933
Distribution and service fees	137,308
Accrued expenses	171,004
Total liabilities	$1,660,188
Net Assets	$792,645,322

Sources of Net Assets
Paid-in capital	$678,824,837
Accumulated undistributed net investment income	4,506,903
Accumulated net realized gain	23,341,404
Net unrealized appreciation	85,972,178
Total	$792,645,322

Class A Shares
Net Assets	$87,728,004
Shares Outstanding	5,804,890
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.11
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.03

Class C Shares
Net Assets	$141,787,085
Shares Outstanding	9,585,479
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.79

Class I Shares
Net Assets	$563,130,233
Shares Outstanding	37,080,244
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Statement of Operations

Investment Income	Year Ended August 31, 2018
Dividends (net of foreign taxes, $92,408)	$13,268,902
Interest	995,193
Dividends from affiliated investment	1,668,028
Total investment income	$15,932,123

Expenses
Investment adviser and administration fee	$5,877,114
Distribution and service fees
Class A	224,704
Class C	1,333,320
Trustees’ fees and expenses	30,763
Custodian fee	189,042
Transfer and dividend disbursing agent fees	356,181
Legal and accounting services	76,023
Printing and postage	42,852
Registration fees	84,024
Miscellaneous	34,544
Total expenses	$8,248,567

Net investment income	$7,683,556

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$24,272,766
Investment transactions — affiliated investment	(24,568)
Financial futures contracts	7,802,262
Foreign currency transactions	(376,855)
Capital gain distributions received	2,825
Net realized gain	$31,676,430
Change in unrealized appreciation (depreciation) —
Investments	$23,488,067
Investments — affiliated investment	15,679
Financial futures contracts	(12,351,765)
Foreign currency	(6,691)
Net change in unrealized appreciation (depreciation)	$11,145,290

Net realized and unrealized gain	$42,821,720

Net increase in net assets from operations	$50,505,276

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$7,683,556	$6,281,750
Net realized gain	31,676,430	13,026,827
Net change in unrealized appreciation (depreciation)	11,145,290	35,484,868
Net increase in net assets from operations	$50,505,276	$54,793,445
Distributions to shareholders —
From net investment income
Class A	$(909,240)	$(428,181)
Class C	(421,569)	—
Class I	(5,676,928)	(2,272,897)
From net realized gain
Class A	(926,919)	—
Class C	(1,393,126)	—
Class I	(4,685,103)	—
Total distributions to shareholders	$(14,012,885)	$(2,701,078)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$28,368,068	$29,622,922
Class C	31,855,961	21,967,918
Class I	202,666,659	200,501,684
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,451,422	358,028
Class C	1,173,153	—
Class I	5,950,216	1,201,310
Cost of shares redeemed
Class A	(31,169,858)	(45,285,194)
Class C	(22,287,348)	(43,846,332)
Class I	(85,723,155)	(93,846,216)
Net increase in net assets from Fund share transactions	$132,285,118	$70,674,120

Net increase in net assets	$168,777,509	$122,766,487

Net Assets
At beginning of year	$623,867,813	$501,101,326
At end of year	$792,645,322	$623,867,813

Accumulated undistributed net investment income included in net assets
At end of year	$4,506,903	$4,622,902

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Financial Highlights

	Class A
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$14.330	$13.060	$12.250	$13.000	$11.600

Income (Loss) From Operations
Net investment income(1)	$0.157	$0.156	$0.150	$0.121	$0.126
Net realized and unrealized gain (loss)	0.934	1.176	0.824	(0.697)	1.409

Total income (loss) from operations	$1.091	$1.332	$0.974	$(0.576)	$1.535

Less Distributions
From net investment income	$(0.154)	$(0.062)	$(0.164)	$(0.054)	$(0.047)
From net realized gain	(0.157)	—	—	(0.120)	(0.088)

Total distributions	$(0.311)	$(0.062)	$(0.164)	$(0.174)	$(0.135)

Net asset value — End of year	$15.110	$14.330	$13.060	$12.250	$13.000

Total Return(2)	7.67%	10.24%	8.02%	(4.48)%	13.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,728	$84,551	$91,816	$107,566	$100,232
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.20%	1.26%	1.30%	1.30%	1.33%
Net investment income	1.05%	1.15%	1.20%	0.95%	0.99%
Portfolio Turnover	44%	41%	51%	48%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$14.030	$12.830	$12.040	$12.800	$11.470

Income (Loss) From Operations
Net investment income(1)	$0.045	$0.053	$0.058	$0.025	$0.025
Net realized and unrealized gain (loss)	0.920	1.147	0.802	(0.675)	1.399

Total income (loss) from operations	$0.965	$1.200	$0.860	$(0.650)	$1.424

Less Distributions
From net investment income	$(0.048)	$—	$(0.070)	$—	$(0.006)
From net realized gain	(0.157)	—	—	(0.110)	(0.088)

Total distributions	$(0.205)	$—	$(0.070)	$(0.110)	$(0.094)

Net asset value — End of year	$14.790	$14.030	$12.830	$12.040	$12.800

Total Return(2)	6.91%	9.35%	7.17%	(5.12)%	12.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,787	$124,228	$134,720	$137,605	$120,373
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.95%	2.01%	2.05%	2.05%	2.08%
Net investment income	0.31%	0.40%	0.48%	0.20%	0.20%
Portfolio Turnover	44%	41%	51%	48%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$14.390	$13.130	$12.310	$13.060	$11.640

Income (Loss) From Operations
Net investment income(1)	$0.196	$0.192	$0.184	$0.152	$0.147
Net realized and unrealized gain (loss)	0.952	1.164	0.833	(0.699)	1.423

Total income (loss) from operations	$1.148	$1.356	$1.017	$(0.547)	$1.570

Less Distributions
From net investment income	$(0.191)	$(0.096)	$(0.197)	$(0.083)	$(0.062)
From net realized gain	(0.157)	—	—	(0.120)	(0.088)

Total distributions	$(0.348)	$(0.096)	$(0.197)	$(0.203)	$(0.150)

Net asset value — End of year	$15.190	$14.390	$13.130	$12.310	$13.060

Total Return(2)	8.04%	10.40%	8.34%	(4.24)%	13.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$563,130	$415,089	$274,566	$225,366	$218,798
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.95%	1.01%	1.05%	1.05%	1.09%
Net investment income	1.32%	1.40%	1.47%	1.19%	1.16%
Portfolio Turnover	44%	41%	51%	48%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2018 and August 31, 2017 was as follows:

	Year Ended August 31,
	2018	2017

Distributions declared from:
Ordinary income	$7,969,666	$2,701,078
Long-term capital gains	$6,043,219	$—

During the year ended August 31, 2018, accumulated net realized gain was decreased by $656,703, accumulated undistributed net investment income was decreased by $791,818 and paid-in capital was increased by $1,448,521 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies, accretion of market discount and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,710,407
Undistributed long-term capital gains	$14,956,772
Net unrealized appreciation	$94,153,306

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, accretion of market discount, the tax treatment of short-term capital gains and return of capital distributions from securities.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at August 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$691,653,319

Gross unrealized appreciation	$104,885,797
Gross unrealized depreciation	(10,734,029)

Net unrealized appreciation	$94,151,768

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended August 31, 2018, the investment adviser and administration fee amounted to $5,877,114 or 0.83% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2018, EVM earned $9,230 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $78,998 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2018 amounted to $224,704 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2018, the Fund paid or accrued to EVD $999,990 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2018 amounted to $333,330 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2018, the Fund was informed that EVD received approximately $2,000 and $9,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$318,924,868	$233,410,054
U.S. Government and Agency Securities	61,223,459	32,300,782

	$380,148,327	$265,710,836

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2018	2017

Sales	1,902,538	2,191,400
Issued to shareholders electing to receive payments of distributions in Fund shares	98,401	27,289
Redemptions	(2,098,210)	(3,345,726)

Net decrease	(97,271)	(1,127,037)

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2018	2017

Sales	2,184,615	1,649,707
Issued to shareholders electing to receive payments of distributions in Fund shares	80,851	—
Redemptions	(1,534,619)	(3,296,717)

Net increase (decrease)	730,847	(1,647,010)

	Year Ended August 31,
Class I	2018	2017

Sales	13,583,148	14,708,887
Issued to shareholders electing to receive payments of distributions in Fund shares	402,042	91,285
Redemptions	(5,744,272)	(6,880,011)

Net increase	8,240,918	7,920,161

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 2018 is included in the Portfolio of Investments. At August 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Futures contracts	$—	$(6,686,890)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$7,802,262	$(12,351,765)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended August 31, 2018, which is indicative of the volume of this derivative type, was approximately $88,729,000.

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2018.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$49,196,263	$—		$—	$49,196,263
Consumer Staples	3,003,597	—		—	3,003,597
Energy	57,141,261	2,577,625		—	59,718,886
Financials	64,902,047	—		—	64,902,047
Health Care	3,579,791	—		—	3,579,791
Industrials	103,785,356	—		—	103,785,356
Information Technology	132,204,883	1,143,458		—	133,348,341
Materials	32,946,543	—		—	32,946,543
Telecommunication Services	3,421,011	—		—	3,421,011
Utilities	811,207	—		—	811,207

Total Common Stocks	$450,991,959	$3,721,083	*	$—	$454,713,042

U.S. Treasury Obligations	$—	$66,204,282		$—	$66,204,282
Exchange-Traded Funds	170,449,156	—		—	170,449,156
Short-Term Investments	—	94,438,607		—	94,438,607

Total Investments	$621,441,115	$164,363,972		$—	$785,805,087

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Futures Contracts	$(6,686,890)	$—	$—	$(6,686,890)

Total	$(6,686,890)	$—	$—	$(6,686,890)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust ), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2018, the Fund designates approximately $13,215,627, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 68.31% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $17,703,110 or, if subsequently determined to be different, the net capital gain of such year.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	47,283,209	209,398
Keith Quinton	47,299,488	193,119
Marcus L. Smith	47,283,209	209,398
Susan J. Sutherland	47,263,856	228,751
Scott E. Wennerholm	47,299,488	193,119

Results are rounded to the nearest whole number.

28

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. In particular, the Board evaluated the abilities and experience of the Sub-adviser’s investment professionals in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

30

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and blended benchmark indexes and lower than its secondary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

31

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.18

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2018

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Special Meeting of Shareholders	26

Board of Trustees’ Contract Approval	27

Management and Organization	30

Important Notices	33

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

While U.S. stocks surged, global stock markets delivered mixed returns for the 12-month period ended August 31, 2018.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened anew in the spring of 2018, as investors confronted the prospect of a global trade war from President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries ranging from China and Canada, to the European Union. Stocks bounced back in the final two months of the period. Technology stocks led the advance, overcoming an earlier setback from a wave of data-privacy scandals. U.S. economic indicators remained largely positive in the period, prompting the U.S. Federal Reserve to raise its benchmark interest rate three times over the 12-month span.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose during the period despite tensions over North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

In the second half of the period, investors sold European stocks amid mounting trade war concerns. In China, signs of a slowing economy compounded trade war fears, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

For the 12-month period ended August 31, 2018, the MSCI World Index,2 a proxy for global equities, advanced 13.10%. The MSCI EAFE Index of developed-market international equities rose 4.39%, while the MSCI Emerging Markets Index declined –0.68%. In the U.S., the blue-chip Dow Jones Industrial Average soared 21.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 19.66%.

Fund Performance

For the 12-month period ended August 31, 2018, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) had a total return of 11.01% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI ACWI Index (the Index), which returned 11.41% for the same period.

The largest detractor from relative returns was exposure to emerging markets, primarily through an overweight to MSCI Emerging Markets Index futures (led by exposure to China), an allocation to the iShares MSCI China ETF, and stock selection. Sectors within emerging markets that detracted the most from relative performance included information technology, consumer discretionary, and financials.

In Canada, the VanEck Vectors Junior Gold Miners ETF, which focuses on global small-cap gold mining companies primarily located in Canada, Australia, and South Africa detracted from relative performance within the materials sector. In the U.S., performance was hampered by underweight exposure and poor stock selection within the health care sector. U.S. small-cap stocks also detracted slightly, with poor allocation results largely offset by positive selection. The VanEck Vectors Junior Gold Miners ETF was sold during the period.

Overall, the Fund’s region, country and sector allocation decisions contributed to its performance relative to the Index. The Fund benefited from its overweight to U.S. stocks and the U.S. dollar and its underweight to European stocks, the euro and U.K. stocks.

Within the U.S., the Fund gained from its overweights to the information technology and financials sectors, both of which performed well. In both cases, the gains were partially offset by the negative impact of stock selection. Within information technology, an overweight in the information technology services industry was positive along with, to a lesser extent, overweight positions in semiconductors and semiconductor equipment as well as software. Stock selection in semiconductors and semiconductor equipment detracted. Within financials, the capital markets industry contributed to results versus the Index.

Underweights to the consumer staples and utilities sectors also added to relative performance. The U.S. energy sector contributed as well, with positive selection within the oil, gas and consumable fuels industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/12/2010	10/12/2010	11.01%	9.51%	9.32%
Class A with 5.75% Maximum Sales Charge	—	—	4.62	8.22	8.50
Class C at NAV	10/12/2010	10/12/2010	10.15	8.70	8.49
Class C with 1% Maximum Sales Charge	—	—	9.15	8.70	8.49
Class I at NAV	10/12/2010	10/12/2010	11.27	9.79	9.59
MSCI ACWI Index	—	—	11.41%	9.67%	8.99%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.30%	2.05%	1.05%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/12/2010	$19,021	N.A.
Class I	$250,000	10/12/2010	$514,800	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Fund Profile

Country Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)5,7

MSCI Emerging Markets Index Futures Contracts	18.4%

iShares MSCI China ETF	2.6

Apple, Inc.	2.4

Microsoft Corp.	1.6

Amazon.com, Inc.	1.6

Visa, Inc., Class A	1.0

Mastercard, Inc., Class A	1.0

iShares MSCI Taiwan ETF	1.0

3M Co.	0.9

Facebook, Inc., Class A	0.9

Total	31.4%

Equity Sector Allocation (% of net assets)5,6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[6]

The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/18)	Ending Account Value (8/31/18)	Expenses Paid During Period* (3/1/18 – 8/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.80	$6.28	1.24%
Class C	$1,000.00	$1,006.40	$10.06	1.99%
Class I	$1,000.00	$1,011.50	$5.02	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.31	1.24%
Class C	$1,000.00	$1,015.20	$10.11	1.99%
Class I	$1,000.00	$1,020.20	$5.04	0.99%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2018.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Portfolio of Investments

Common Stocks — 77.4%
Security	Shares	Value

Aerospace & Defense — 3.4%
Boeing Co. (The)	15,449	$5,295,763
BWX Technologies, Inc.	31,791	1,949,424
General Dynamics Corp.	9,498	1,836,913
Harris Corp.	13,216	2,147,732
Hexcel Corp.	33,789	2,234,129
L3 Technologies, Inc.	10,352	2,212,430
Lockheed Martin Corp.	9,189	2,944,248
Northrop Grumman Corp.	13,384	3,994,990
Raytheon Co.	11,893	2,371,940
Textron, Inc.	36,210	2,499,576
TransDigm Group, Inc.	6,779	2,372,650
United Technologies Corp.	37,112	4,887,650
		$34,747,445

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	22,966	$2,206,573
Expeditors International of Washington, Inc.	33,748	2,473,053
FedEx Corp.	10,151	2,476,337
United Parcel Service, Inc., Class B	33,373	4,100,874
		$11,256,837

Auto Components — 0.3%
Aptiv PLC	37,223	$3,275,996
		$3,275,996

Automobiles — 0.6%
Ford Motor Co.	194,793	$1,846,638
General Motors Co.	58,031	2,092,018
Tesla, Inc.(1)	6,893	2,079,342
		$6,017,998

Banks — 3.8%
Bank of America Corp.	184,022	$5,691,800
BB&T Corp.	46,588	2,406,736
Citigroup, Inc.	74,362	5,297,549
JPMorgan Chase & Co.	75,358	8,634,520
PNC Financial Services Group, Inc. (The)	13,424	1,926,881
SunTrust Banks, Inc.	48,474	3,565,747
U.S. Bancorp	81,541	4,412,184
Wells Fargo & Co.	116,392	6,806,604
		$38,742,021

Security	Shares	Value

Beverages — 0.2%
PepsiCo, Inc.	17,797	$1,993,442
		$1,993,442

Biotechnology — 0.2%
Celgene Corp.(1)	18,253	$1,723,996
		$1,723,996

Building Products — 0.8%
A.O. Smith Corp.	36,853	$2,140,422
Fortune Brands Home & Security, Inc.	37,178	1,969,690
Johnson Controls International PLC	59,715	2,255,436
Masco Corp.	54,940	2,086,072
		$8,451,620

Capital Markets — 3.4%
Ameriprise Financial, Inc.	13,077	$1,856,411
Bank of New York Mellon Corp. (The)	36,296	1,892,836
BlackRock, Inc.	3,651	1,749,048
Charles Schwab Corp. (The)	36,162	1,836,668
CME Group, Inc.	18,788	3,282,827
Goldman Sachs Group, Inc. (The)	8,228	1,956,701
Intercontinental Exchange, Inc.	37,950	2,892,929
Moody’s Corp.	18,573	3,306,365
Morgan Stanley	68,597	3,349,592
Northern Trust Corp.	17,794	1,912,143
S&P Global, Inc.	18,434	3,816,760
SEI Investments Co.	33,320	2,101,826
State Street Corp.	30,529	2,653,275
T. Rowe Price Group, Inc.	17,452	2,022,512
		$34,629,893

Chemicals — 3.3%
Air Products and Chemicals, Inc.	12,732	$2,117,204
Celanese Corp., Series A	31,640	3,696,501
DowDuPont, Inc.	70,527	4,946,059
Eastman Chemical Co.	24,530	2,380,146
Ecolab, Inc.	16,670	2,508,502
HB Fuller Co.	44,391	2,529,843
International Flavors & Fragrances, Inc.	22,135	2,883,969
LyondellBasell Industries NV, Class A	20,574	2,320,336
PPG Industries, Inc.	16,554	1,829,879
Praxair, Inc.	15,970	2,526,294
RPM International, Inc.	40,105	2,707,087
Sherwin-Williams Co. (The)	6,244	2,844,642
		$33,290,462

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	41,265	$1,308,926
Cintas Corp.	12,672	2,703,825
Deluxe Corp.	64,156	3,799,318
KAR Auction Services, Inc.	41,424	2,596,870
Republic Services, Inc.	31,215	2,289,932
UniFirst Corp.	17,119	3,170,439
Waste Management, Inc.	24,814	2,255,593
		$18,124,903

Communications Equipment — 1.0%
Cisco Systems, Inc.	157,653	$7,531,084
InterDigital, Inc.	33,483	2,765,696
		$10,296,780

Consumer Finance — 0.7%
American Express Co.	20,136	$2,134,014
Capital One Financial Corp.	19,425	1,924,823
Discover Financial Services	35,634	2,783,728
		$6,842,565

Containers & Packaging — 2.3%
Avery Dennison Corp.	25,585	$2,691,030
Ball Corp.	51,236	2,145,764
Berry Global Group, Inc.(1)	47,175	2,251,663
Crown Holdings, Inc.(1)	104,769	4,485,161
International Paper Co.	44,033	2,251,848
Packaging Corp. of America	20,530	2,256,657
Sealed Air Corp.	56,059	2,248,526
Sonoco Products Co.	59,445	3,331,298
WestRock Co.	41,197	2,269,131
		$23,931,078

Distributors — 0.2%
Genuine Parts Co.	18,386	$1,835,842
		$1,835,842

Diversified Consumer Services — 0.2%
TAL Education Group ADR(1)	68,100	$2,015,760
		$2,015,760

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	34,040	$7,104,829
		$7,104,829

Security	Shares	Value

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	121,928	$3,894,381
Verizon Communications, Inc.	38,279	2,081,229
		$5,975,610

Electrical Equipment — 0.9%
AMETEK, Inc.	27,295	$2,100,623
Eaton Corp. PLC	26,377	2,192,984
Emerson Electric Co.	30,344	2,328,295
nVent Electric PLC	30,759	864,021
Rockwell Automation, Inc.	11,745	2,125,375
		$9,611,298

Electronic Equipment, Instruments & Components — 1.3%
Amphenol Corp., Class A	30,891	$2,921,671
CDW Corp.	43,650	3,821,994
Corning, Inc.	90,047	3,017,475
TE Connectivity, Ltd.	35,965	3,297,271
		$13,058,411

Energy Equipment & Services — 2.2%
Apergy Corp.(1)	11,488	$519,487
Halliburton Co.	96,073	3,832,352
Oil States International, Inc.(1)	101,505	3,435,944
Rowan Cos., PLC, Class A(1)	429,938	6,036,330
Schlumberger, Ltd.	50,705	3,202,528
TechnipFMC PLC	65,459	2,005,009
Unit Corp.(1)	127,386	3,348,978
		$22,380,628

Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.	21,476	$1,472,395
		$1,472,395

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	31,376	$1,929,310
Marriott International, Inc., Class A	15,231	1,926,265
McDonald’s Corp.	32,051	5,199,634
Starbucks Corp.	51,170	2,735,036
Wyndham Destinations, Inc.	18,330	810,186
Wyndham Hotels & Resorts, Inc.	18,330	1,040,227
		$13,640,658

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 0.1%
Procter & Gamble Co. (The)	17,702	$1,468,381
		$1,468,381

Industrial Conglomerates — 1.7%
3M Co.	44,031	$9,287,018
Honeywell International, Inc.	29,146	4,635,963
Roper Technologies, Inc.	11,167	3,331,898
		$17,254,879

Insurance — 2.8%
Aflac, Inc.	56,760	$2,624,582
Allstate Corp. (The)	19,606	1,971,776
American Financial Group, Inc.	16,939	1,886,327
American International Group, Inc.	59,453	3,161,116
Aon PLC	13,238	1,926,923
Chubb, Ltd.	27,475	3,715,719
Hartford Financial Services Group, Inc.	36,832	1,855,228
Loews Corp.	37,133	1,868,161
Marsh & McLennan Cos., Inc.	30,146	2,551,256
Progressive Corp. (The)	30,987	2,092,552
Prudential Financial, Inc.	17,993	1,767,812
Travelers Cos., Inc. (The)	13,951	1,835,952
Willis Towers Watson PLC	12,422	1,829,388
		$29,086,792

Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc.(1)	7,996	$16,093,629
Booking Holdings, Inc.(1)	1,790	3,493,274
Ctrip.com International, Ltd. ADR(1)	47,080	1,843,182
JD.com, Inc. ADR(1)	58,380	1,827,294
Netflix, Inc.(1)	10,485	3,855,125
		$27,112,504

Internet Software & Services — 3.9%
58.com, Inc. ADR(1)	33,210	$2,526,617
Alibaba Group Holding, Ltd. ADR(1)	13,001	2,275,305
Alphabet, Inc., Class A(1)	5,583	6,877,140
Alphabet, Inc., Class C(1)	5,844	7,119,102
Autohome, Inc. ADR	33,480	2,765,783
Baidu, Inc. ADR(1)	13,580	3,075,598
eBay, Inc.(1)	111,446	3,857,146
Facebook, Inc., Class A(1)	49,580	8,712,694
SINA Corp.(1)	18,990	1,347,530
Weibo Corp. ADR(1)	20,730	1,590,820
		$40,147,735

Security	Shares	Value

IT Services — 5.5%
Accenture PLC, Class A	33,823	$5,718,454
Automatic Data Processing, Inc.	47,185	6,924,399
Cognizant Technology Solutions Corp., Class A	19,048	1,493,934
Fidelity National Information Services, Inc.	20,781	2,247,881
Fiserv, Inc.(1)	67,869	5,434,271
International Business Machines Corp.	21,100	3,090,728
Mastercard, Inc., Class A	48,637	10,484,192
Paychex, Inc.	71,230	5,217,597
PayPal Holdings, Inc.(1)	55,778	5,149,983
Visa, Inc., Class A	71,946	10,568,148
		$56,329,587

Machinery — 3.8%
Caterpillar, Inc.	38,403	$5,332,257
Cummins, Inc.	7,370	1,045,066
Deere & Co.	13,380	1,924,044
Donaldson Co., Inc.	48,224	2,440,134
Dover Corp.	22,976	1,972,949
Fortive Corp.	27,389	2,300,128
Graco, Inc.	46,928	2,206,085
IDEX Corp.	14,236	2,181,098
Illinois Tool Works, Inc.	17,075	2,371,376
Ingersoll-Rand PLC	27,142	2,749,213
ITT, Inc.	47,907	2,831,783
PACCAR, Inc.	30,953	2,117,804
Parker-Hannifin Corp.	11,867	2,083,845
Pentair PLC	30,759	1,337,401
Stanley Black & Decker, Inc.	13,503	1,897,577
Toro Co. (The)	37,315	2,268,379
Xylem, Inc.	27,958	2,122,292
		$39,181,431

Media — 1.5%
Charter Communications, Inc., Class A(1)	6,534	$2,028,154
Comcast Corp., Class A	164,788	6,095,508
Omnicom Group, Inc.	23,769	1,647,667
Walt Disney Co. (The)	49,221	5,513,736
		$15,285,065

Metals & Mining — 0.2%
Newmont Mining Corp.	57,393	$1,780,905
		$1,780,905

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail — 0.2%
Target Corp.	28,315	$2,477,562
		$2,477,562

Oil, Gas & Consumable Fuels — 7.6%
Anadarko Petroleum Corp.	34,403	$2,215,553
Arch Coal, Inc., Class A	43,205	3,830,987
California Resources Corp.(1)	115,002	4,777,183
Carrizo Oil & Gas, Inc.(1)	232,114	5,621,801
Chevron Corp.	60,676	7,187,679
ConocoPhillips	52,682	3,868,439
CONSOL Energy, Inc.(1)	75,297	3,230,241
EOG Resources, Inc.	25,363	2,998,667
Exxon Mobil Corp.	100,303	8,041,292
Gulfport Energy Corp.(1)	444,885	5,231,848
Kinder Morgan, Inc.	157,895	2,794,742
Marathon Petroleum Corp.	34,911	2,872,826
Occidental Petroleum Corp.	42,591	3,401,743
Phillips 66	35,244	4,176,766
Resolute Energy Corp.(1)	103,032	3,395,935
Royal Dutch Shell PLC, Class A	121,218	3,943,690
SemGroup Corp., Class A	173,560	4,200,152
Valero Energy Corp.	22,660	2,671,161
World Fuel Services Corp.	111,024	3,112,003
		$77,572,708

Pharmaceuticals — 1.3%
Johnson & Johnson	61,285	$8,254,477
Merck & Co., Inc.	34,502	2,366,492
Pfizer, Inc.	61,213	2,541,564
		$13,162,533

Professional Services — 0.8%
Equifax, Inc.	18,530	$2,482,464
IHS Markit, Ltd.(1)	57,529	3,164,095
Verisk Analytics, Inc.(1)	20,488	2,439,916
		$8,086,475

Road & Rail — 1.7%
CSX Corp.	37,577	$2,786,710
Genesee & Wyoming, Inc., Class A(1)	30,526	2,682,930
Kansas City Southern	19,715	2,286,152
Landstar System, Inc.	19,875	2,301,525
Norfolk Southern Corp.	15,368	2,671,573
Union Pacific Corp.	31,024	4,672,835
		$17,401,725

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Energy Industries, Inc.(1)	30,967	$1,845,014
Analog Devices, Inc.	30,549	3,019,769
Applied Materials, Inc.	98,735	4,247,580
Broadcom, Inc.	11,928	2,612,590
Intel Corp.	177,919	8,616,617
Micron Technology, Inc.(1)	35,008	1,838,620
MKS Instruments, Inc.	39,078	3,630,346
NVIDIA Corp.	14,841	4,165,572
QUALCOMM, Inc.	36,194	2,486,890
Silicon Laboratories, Inc.(1)	42,109	4,126,682
Texas Instruments, Inc.	45,264	5,087,673
		$41,677,353

Software — 4.4%
Activision Blizzard, Inc.	29,995	$2,162,639
Adobe Systems, Inc.(1)	20,233	5,331,598
CDK Global, Inc.	39,020	2,431,726
Intuit, Inc.	31,949	7,011,847
Microsoft Corp.	150,010	16,850,623
Oracle Corp.	162,912	7,914,265
salesforce.com, Inc.(1)	24,814	3,788,602
		$45,491,300

Specialty Retail — 1.5%
Home Depot, Inc. (The)	38,021	$7,633,476
Lowe’s Cos., Inc.	27,547	2,995,736
TJX Cos., Inc. (The)	42,086	4,628,198
		$15,257,410

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	106,850	$24,322,265
Hewlett Packard Enterprise Co.	66,476	1,098,848
HP, Inc.	91,958	2,266,765
		$27,687,878

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	39,604	$3,255,449
		$3,255,449

Tobacco — 0.1%
Philip Morris International, Inc.	18,363	$1,430,294
		$1,430,294

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 0.2%
Watsco, Inc.	11,607	$2,031,109
		$2,031,109

Total Common Stocks (identified cost $580,119,738)		$793,599,542

Exchange-Traded Funds — 3.6%
Security	Shares	Value

Equity Funds — 3.6%
iShares MSCI China ETF	438,060	$26,607,764
iShares MSCI Taiwan ETF	258,050	9,787,837

Total Exchange-Traded Funds (identified cost $35,725,531)		$36,395,601

Short-Term Investments — 17.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.14%(2)	183,311,281	$183,329,612

Total Short-Term Investments (identified cost $183,309,479)		$183,329,612

Total Investments — 98.9% (identified cost $799,154,748)		$1,013,324,755

Other Assets, Less Liabilities — 1.1%		$11,361,376

Net Assets — 100.0%		$1,024,686,131

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	92.1%	$944,020,889
China	1.9	19,267,889
United Kingdom	0.8	8,150,121
Switzerland	0.3	3,297,271
Ireland	0.2	2,192,984
Exchange-Traded Funds	3.6	36,395,601
Total Investments	98.9%	$1,013,324,755

Futures Contracts

Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Depreciation

Equity Futures
MSCI Emerging Markets Index	3,570	Long	Sep-18	$188,299,650	$(13,589,691)

					$(13,589,691)

Abbreviations:

ADR	–	American Depositary Receipt

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Statement of Assets and Liabilities

Assets	August 31, 2018
Unaffiliated investments, at value (identified cost, $615,845,269)	$829,995,143
Affiliated investment, at value (identified cost, $183,309,479)	183,329,612
Deposits for derivatives collateral — financial futures contracts	9,282,000
Foreign currency, at value (identified cost, $3,114)	2,952
Dividends receivable	1,444,489
Dividends receivable from affiliated investment	334,876
Receivable for Fund shares sold	833,063
Receivable for variation margin on open financial futures contracts	1,106,714
Tax reclaims receivable	503,102
Total assets	$1,026,831,951

Liabilities
Payable for Fund shares redeemed	$1,010,084
Payable to affiliates:
Investment adviser and administration fee	755,206
Distribution and service fees	167,282
Accrued expenses	213,248
Total liabilities	$2,145,820
Net Assets	$1,024,686,131

Sources of Net Assets
Paid-in capital	$761,380,553
Accumulated undistributed net investment income	1,313,553
Accumulated net realized gain	61,408,533
Net unrealized appreciation	200,583,492
Total	$1,024,686,131

Class A Shares
Net Assets	$138,250,233
Shares Outstanding	7,857,553
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.59
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.66

Class C Shares
Net Assets	$163,931,178
Shares Outstanding	9,447,315
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.35

Class I Shares
Net Assets	$722,504,720
Shares Outstanding	40,985,941
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.63

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Statement of Operations

Investment Income	Year Ended August 31, 2018
Dividends (net of foreign taxes, $134,517)	$13,887,451
Interest	29,968
Dividends from affiliated investment	2,997,614
Total investment income	$16,915,033

Expenses
Investment adviser and administration fee	$8,627,274
Distribution and service fees
Class A	364,885
Class C	1,658,513
Trustees’ fees and expenses	42,376
Custodian fee	252,846
Transfer and dividend disbursing agent fees	518,283
Legal and accounting services	68,515
Printing and postage	52,519
Registration fees	66,568
Miscellaneous	57,471
Total expenses	$11,709,250

Net investment income	$5,205,783

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$69,976,985
Investment transactions — affiliated investment	(45,154)
Financial futures contracts	14,388,569
Foreign currency transactions	(679,814)
Net realized gain	$83,640,586
Change in unrealized appreciation (depreciation) —
Investments	$35,457,351
Investments — affiliated investment	32,233
Financial futures contracts	(24,256,874)
Foreign currency	799
Net change in unrealized appreciation (depreciation)	$11,233,509

Net realized and unrealized gain	$94,874,095

Net increase in net assets from operations	$100,079,878

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$5,205,783	$6,398,174
Net realized gain	83,640,586	48,123,192
Net change in unrealized appreciation (depreciation)	11,233,509	77,683,699
Net increase in net assets from operations	$100,079,878	$132,205,065
Distributions to shareholders —
From net investment income
Class A	$(366,636)	$(1,293,701)
Class C	—	(15,276)
Class I	(3,300,396)	(5,044,304)
From net realized gain
Class A	(7,399,463)	(4,062,980)
Class C	(7,636,499)	(4,502,799)
Class I	(33,007,631)	(11,758,556)
Total distributions to shareholders	$(51,710,625)	$(26,677,616)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$26,142,478	$25,685,911
Class C	22,024,932	21,483,759
Class I	200,020,851	220,633,324
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,091,659	3,623,293
Class C	4,231,324	2,064,676
Class I	20,297,904	7,633,282
Cost of shares redeemed
Class A	(44,731,063)	(77,099,583)
Class C	(35,002,954)	(69,958,804)
Class I	(127,591,711)	(181,494,326)
Net increase (decrease) in net assets from Fund share transactions	$70,483,420	$(47,428,468)

Net increase in net assets	$118,852,673	$58,098,981

Net Assets
At beginning of year	$905,833,458	$847,734,477
At end of year	$1,024,686,131	$905,833,458

Accumulated undistributed net investment income included in net assets
At end of year	$1,313,553	$62,637

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Financial Highlights

	Class A
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$16.720	$14.810	$13.940	$14.900	$12.600

Income (Loss) From Operations
Net investment income(1)	$0.082	$0.115	$0.161	$0.127	$0.145
Net realized and unrealized gain (loss)	1.731	2.290	0.995	(0.938)	2.219

Total income (loss) from operations	$1.813	$2.405	$1.156	$(0.811)	$2.364

Less Distributions
From net investment income	$(0.045)	$(0.120)	$(0.286)	$(0.084)	$(0.064)
From net realized gain	(0.898)	(0.375)	—	(0.065)	—

Total distributions	$(0.943)	$(0.495)	$(0.286)	$(0.149)	$(0.064)

Net asset value — End of year	$17.590	$16.720	$14.810	$13.940	$14.900

Total Return(2)	11.01%	16.63%	8.38%	(5.49)%	18.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$138,250	$144,164	$172,992	$217,251	$247,408
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.23%	1.25%	1.26%	1.25%	1.26%
Net investment income	0.47%	0.74%	1.15%	0.86%	1.02%
Portfolio Turnover	43%	24%	57%	40%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$16.500	$14.610	$13.750	$14.720	$12.490

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.047)	$(0.001)	$0.057	$0.016	$0.035
Net realized and unrealized gain (loss)	1.703	2.267	0.981	(0.921)	2.195

Total income (loss) from operations	$1.656	$2.266	$1.038	$(0.905)	$2.230

Less Distributions
From net investment income	$—	$(0.001)	$(0.178)	$—	$—
From net realized gain	(0.806)	(0.375)	—	(0.065)	—

Total distributions	$(0.806)	$(0.376)	$(0.178)	$(0.065)	$—

Net asset value — End of year	$17.350	$16.500	$14.610	$13.750	$14.720

Total Return(2)	10.15%	15.80%	7.60%	(6.17)%	17.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$163,931	$164,218	$189,050	$210,265	$219,687
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.98%	2.00%	2.01%	2.00%	2.01%
Net investment income (loss)	(0.27)%	(0.01)%	0.41%	0.11%	0.25%
Portfolio Turnover	43%	24%	57%	40%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$16.760	$14.840	$13.970	$14.930	$12.620

Income (Loss) From Operations
Net investment income(1)	$0.128	$0.156	$0.201	$0.167	$0.183
Net realized and unrealized gain (loss)	1.730	2.300	0.995	(0.942)	2.214

Total income (loss) from operations	$1.858	$2.456	$1.196	$(0.775)	$2.397

Less Distributions
From net investment income	$(0.090)	$(0.161)	$(0.326)	$(0.120)	$(0.087)
From net realized gain	(0.898)	(0.375)	—	(0.065)	—

Total distributions	$(0.988)	$(0.536)	$(0.326)	$(0.185)	$(0.087)

Net asset value — End of year	$17.630	$16.760	$14.840	$13.970	$14.930

Total Return(2)	11.27%	16.99%	8.67%	(5.25)%	19.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$722,505	$597,452	$485,693	$527,713	$715,752
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.98%	1.00%	1.01%	1.00%	1.01%
Net investment income	0.74%	1.00%	1.43%	1.13%	1.27%
Portfolio Turnover	43%	24%	57%	40%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

18

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

19

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2018 and August 31, 2017 was as follows:

	Year Ended August 31,
	2018	2017

Distributions declared from:
Ordinary income	$18,086,268	$16,230,833
Long-term capital gains	$33,624,357	$10,446,783

During the year ended August 31, 2018, accumulated net realized gain was decreased by $4,215,539, accumulated undistributed net investment income was decreased by $287,835 and paid-in capital was increased by $4,503,374 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,007,608
Undistributed long-term capital gains	$41,419,478
Net unrealized appreciation	$216,878,492

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, investments in partnerships, the tax treatment of short-term capital gains and return of capital distributions from securities.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at August 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$796,449,439

Gross unrealized appreciation	$233,684,785
Gross unrealized depreciation	(16,809,469)

Net unrealized appreciation	$216,875,316

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion, 0.825% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended August 31, 2018, the investment adviser and administration fee amounted to $8,627,274 or 0.87% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2018, EVM earned $11,281 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $60,088 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2018 amounted to $364,885 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2018, the Fund paid or accrued to EVD $1,243,885 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2018 amounted to $414,628 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2018, the Fund was informed that EVD received approximately $1,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $350,108,649 and $378,084,700, respectively, for the year ended August 31, 2018.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2018	2017

Sales	1,506,529	1,648,578
Issued to shareholders electing to receive payments of distributions in Fund shares	297,932	242,361
Redemptions	(2,567,013)	(4,950,583)

Net decrease	(762,552)	(3,059,644)

	Year Ended August 31,
Class C	2018	2017

Sales	1,279,877	1,398,050
Issued to shareholders electing to receive payments of distributions in Fund shares	249,783	139,223
Redemptions	(2,036,079)	(4,521,521)

Net decrease	(506,419)	(2,984,248)

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

	Year Ended August 31,
Class I	2018	2017

Sales	11,470,068	14,103,257
Issued to shareholders electing to receive payments of distributions in Fund shares	1,187,706	510,246
Redemptions	(7,327,804)	(11,680,614)

Net increase	5,329,970	2,932,889

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 2018 is included in the Portfolio of Investments. At August 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)
Futures contracts	$—	$(13,589,691)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Futures contracts	$14,388,569	$(24,256,874)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended August 31, 2018, which is indicative of the volume of this derivative type, was approximately $170,993,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2018.

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Notes to Financial Statements — continued

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$90,174,244	$—		$—	$90,174,244
Consumer Staples	6,364,512	—		—	6,364,512
Energy	96,009,646	3,943,690		—	99,953,336
Financials	116,406,100	—		—	116,406,100
Health Care	14,886,529	—		—	14,886,529
Industrials	166,147,722	—		—	166,147,722
Information Technology	234,689,044	—		—	234,689,044
Materials	59,002,445	—		—	59,002,445
Telecommunication Services	5,975,610	—		—	5,975,610

Total Common Stocks	$789,655,852	$3,943,690	*	$—	$793,599,542

Exchange-Traded Funds	$36,395,601	$—		$—	$36,395,601
Short-Term Investments	—	183,329,612		—	183,329,612

Total Investments	$826,051,453	$187,273,302		$—	$1,013,324,755

Liability Description
Futures Contracts	$(13,589,691)	$—		$—	$(13,589,691)

Total	$(13,589,691)	$—		$—	$(13,589,691)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2018, the Fund designates approximately $13,955,077, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 50.74% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $50,467,560 or, if subsequently determined to be different, the net capital gain of such year.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	55,140,529	741,005
Keith Quinton	55,139,672	741,863
Marcus L. Smith	55,096,978	784,556
Susan J. Sutherland	55,145,700	735,834
Scott E. Wennerholm	55,138,575	742,960

Results are rounded to the nearest whole number.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the

Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and equal to the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.18

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2018

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Special Meeting of Shareholders	32

Board of Trustees’ Contract Approval	33

Management and Organization	37

Important Notices	40

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

While U.S. stocks surged, global stock markets delivered mixed returns for the 12-month period ended August 31, 2018.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened anew in the spring of 2018, as investors confronted the prospect of a global trade war from President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries ranging from China and Canada, to the European Union. Stocks bounced back in the final two months of the period. Technology stocks led the advance, overcoming an earlier setback from a wave of data-privacy scandals. U.S. economic indicators remained largely positive in the period, prompting the U.S. Federal Reserve to raise its benchmark interest rate three times over the 12-month span.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose during the period despite tensions over North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

In the second half of the period, investors sold European stocks amid mounting trade war concerns. In China, signs of a slowing economy compounded trade war fears, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

For the 12-month period ended August 31, 2018, the MSCI World Index,2 a proxy for global equities, advanced 13.10%. The MSCI EAFE Index of developed-market international equities rose 4.39%, while the MSCI Emerging Markets Index declined –0.68%. In the U.S., the blue-chip Dow Jones Industrial Average soared 21.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 19.66%.

Fund Performance

For the 12-month period ended August 31, 2018, Eaton Vance Worldwide Health Sciences Fund (the Fund) had a total return of 12.31% for Class A shares at net asset value (NAV),

underperforming the 13.41% return of the Fund’s primary benchmark, the MSCI World Health Care Index (the Index).

Global stock markets in general performed strongly during the period, and the health care sector performed approximately in line with the broader market.

On an industry basis, the main detractor from Fund performance versus the Index was stock selection and an overweight, relative to the Index, in the biotechnology industry. Within biotechnology, the Fund’s overweight position in Celgene Corp., a firm specializing in treatments for cancer and inflammatory diseases, declined in price as a result of disappointing results that ended a Phase III trial for a Crohn’s disease treatment, weaker than expected third quarter 2017 earnings and management’s reduction of earnings projections for 2020. Elsewhere in biotechnology, the Fund’s overweight holding in Incyte Corp., a company that focuses on oncology drugs, lost value after the firm halted a Phase III trial for a melanoma treatment. The Fund’s overweight position in Regeneron Pharmaceuticals, Inc. (Regeneron) detracted from performance versus the Index as well. The company’s stock declined in value as sales of a new cholesterol-lowering drug ramped up slower than the market had expected. The potential for government pricing pressure on Regeneron’s drug for macular degeneration also weighed on the company’s stock. Regeneron was sold during the period. The Fund’s overweight position in Alexion Pharmaceuticals, Inc., a company that develops treatments for rare diseases, also detracted from results versus the Index. The stock experienced volatility during the period as the company managed the rollout of a new drug product.

In contrast, performance versus the Index was helped by stock selection in health care providers and services; an underweight in the pharmaceuticals industry, which underperformed the Index during the period; and stock selection in health care technology. In health care providers and services, the Fund’s out-of-Index holding in Amedisys, Inc. increased in value during the period after the home health care services provider reported better than expected revenue and earnings for Q1 and Q2 2018 and raised earnings projections for the full year. Overweighting Centene Corporation, a managed care provider focused on Medicaid patients, helped results versus the Index as Medicaid spending grew during the period and states increasingly sought to outsource their Medicaid programs. In the pharmaceuticals industry, the Fund’s overweight position in Zoetis, Inc. (Zoetis), the world’s largest producer of medicine and vaccinations for pets and livestock, rose in value during the period on robust demand for pet care products supported by an expanding economy, as well as continued strength in Zoetis’ dermatology portfolio.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Performance2,3

Portfolio Managers Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	12.31%	12.65%	11.22%
Class A with 5.75% Maximum Sales Charge	—	—	5.88	11.33	10.57
Class B at NAV	09/23/1996	07/26/1985	11.48	11.81	10.40
Class B with 5% Maximum Sales Charge	—	—	6.48	11.55	10.40
Class C at NAV	01/05/1998	07/26/1985	11.49	11.81	10.39
Class C with 1% Maximum Sales Charge	—	—	10.49	11.81	10.39
Class I at NAV	10/01/2009	07/26/1985	12.59	12.94	11.47
Class R at NAV	09/08/2003	07/26/1985	12.08	12.37	10.95
MSCI World Health Care Index	—	—	13.41%	11.97%	10.63%
S&P 500 Index	—	—	19.66	14.52	10.86

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.25%	2.00%	2.00%	1.00%	1.50%
Net	1.20	1.95	1.95	0.95	1.45

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2008	$26,919	N.A.
Class C	$10,000	08/31/2008	$26,889	N.A.
Class I	$250,000	08/31/2008	$740,816	N.A.
Class R	$10,000	08/31/2008	$28,294	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)6

Johnson & Johnson	6.2%

UnitedHealth Group, Inc.	6.0

Merck & Co., Inc.	4.5

Pfizer, Inc.	4.4

Novartis AG	3.9

Eli Lilly & Co.	2.9

GlaxoSmithKline PLC	2.9

Thermo Fisher Scientific, Inc.	2.8

Intuitive Surgical, Inc.	2.7

Gilead Sciences, Inc.	2.7

Total	39.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/18)	Ending Account Value (8/31/18)	Expenses Paid During Period* (3/1/18 – 8/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,131.50	$5.43	**	1.01%
Class B	$1,000.00	$1,127.10	$9.49	**	1.77%
Class C	$1,000.00	$1,127.40	$9.44	**	1.76%
Class I	$1,000.00	$1,133.00	$4.09	**	0.76%
Class R	$1,000.00	$1,129.60	$6.76	**	1.26%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.14	**	1.01%
Class B	$1,000.00	$1,016.30	$9.00	**	1.77%
Class C	$1,000.00	$1,016.30	$8.94	**	1.76%
Class I	$1,000.00	$1,021.40	$3.87	**	0.76%
Class R	$1,000.00	$1,018.90	$6.41	**	1.26%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Statement of Assets and Liabilities

Assets	August 31, 2018
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $810,439,369)	$1,070,685,527
Receivable for Fund shares sold	374,995
Receivable from affiliates	30,384
Total assets	$1,071,090,906

Liabilities
Payable for Fund shares redeemed	$1,285,116
Payable to affiliates:
Administration fee	134,138
Distribution and service fees	314,653
Accrued expenses	294,202
Total liabilities	$2,028,109
Net Assets	$1,069,062,797

Sources of Net Assets
Paid-in capital	$777,662,805
Accumulated undistributed net investment income	1,962,764
Accumulated net realized gain from Portfolio	29,191,070
Net unrealized appreciation from Portfolio	260,246,158
Total	$1,069,062,797

Class A Shares
Net Assets	$654,295,723
Shares Outstanding	55,922,421
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.70
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.41

Class B Shares
Net Assets	$3,103,238
Shares Outstanding	261,220
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.88

Class C Shares
Net Assets	$177,727,067
Shares Outstanding	15,101,228
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.77

Class I Shares
Net Assets	$173,054,148
Shares Outstanding	14,409,319
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.01

Class R Shares
Net Assets	$60,882,621
Shares Outstanding	4,886,705
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Statement of Operations

Investment Income	Year Ended August 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $796,051)	$14,491,790
Expenses allocated from Portfolio	(6,125,550)
Total investment income from Portfolio	$8,366,240

Expenses
Administration fee	$1,587,350
Distribution and service fees
Class A	1,626,035
Class B	42,611
Class C	1,822,349
Class R	295,012
Trustees’ fees and expenses	500
Custodian fee	59,980
Transfer and dividend disbursing agent fees	1,167,763
Legal and accounting services	56,662
Printing and postage	136,000
Registration fees	78,023
Miscellaneous	21,742
Total expenses	$6,894,027
Deduct —
Allocation of expenses to affiliates	$653,361
Total expense reductions	$653,361

Net expenses	$6,240,666

Net investment income	$2,125,574

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$55,492,994
Foreign currency transactions	46,182
Net realized gain	$55,539,176
Change in unrealized appreciation (depreciation) —
Investments	$60,741,061
Foreign currency	(6,371)
Net change in unrealized appreciation (depreciation)	$60,734,690

Net realized and unrealized gain	$116,273,866

Net increase in net assets from operations	$118,399,440

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income (loss)	$2,125,574	$(1,800,095)
Net realized gain	55,539,176	33,534,359
Net change in unrealized appreciation (depreciation)	60,734,690	46,681,405
Net increase in net assets from operations	$118,399,440	$78,415,669
Distributions to shareholders —
From net realized gain
Class A	$(18,049,533)	$(81,492,937)
Class B	(125,195)	(938,910)
Class C	(5,056,284)	(27,192,656)
Class I	(4,430,412)	(17,097,722)
Class R	(1,532,249)	(6,055,607)
Total distributions to shareholders	$(29,193,673)	$(132,777,832)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,676,225	$68,352,313
Class B	8,060	69,290
Class C	4,532,079	12,421,478
Class I	43,936,398	95,833,146
Class R	8,633,750	11,694,683
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,003,961	73,909,706
Class B	120,438	879,445
Class C	4,829,682	22,487,759
Class I	3,417,228	12,263,579
Class R	1,480,339	5,841,670
Cost of shares redeemed
Class A	(151,601,973)	(264,287,138)
Class B	(814,894)	(2,089,474)
Class C	(49,391,171)	(110,686,122)
Class I	(61,983,272)	(106,031,824)
Class R	(16,088,137)	(20,438,192)
Net asset value of shares exchanged
Class A	2,144,295	3,485,125
Class B	(2,144,295)	(3,485,125)
Net decrease in net assets from Fund share transactions	$(172,241,287)	$(199,779,681)

Net decrease in net assets	$(83,035,520)	$(254,141,844)

Net Assets
At beginning of year	$1,152,098,317	$1,406,240,161
At end of year	$1,069,062,797	$1,152,098,317

Accumulated undistributed net investment income included in net assets
At end of year	$1,962,764	$—

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Financial Highlights

	Class A
	Year Ended August 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$10.710		$11.140		$13.210		$13.390	$10.890

Income (Loss) From Operations
Net investment income (loss)(1)	$0.033		$(0.002)		$(0.074)		$(0.098)	$(0.046)
Net realized and unrealized gain (loss)	1.248		0.733		(0.824)		1.936	3.980

Total income (loss) from operations	$1.281		$0.731		$(0.898)		$1.838	$3.934

Less Distributions
From net investment income	$—		$—		$—		$—	$(0.069)
From net realized gain	(0.291)		(1.161)		(1.172)		(2.018)	(1.365)

Total distributions	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.434)

Net asset value — End of year	$11.700		$10.710		$11.140		$13.210	$13.390

Total Return(2)	12.31	%(3)	8.50	%(3)	(7.31	)%(3)	15.31%	39.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$654,296		$707,485		$857,636		$1,073,699	$960,881
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.06	%(3)	1.30	%(3)	1.48	%(3)	1.44%	1.46%
Net investment income (loss)	0.31%		(0.02)%		(0.64)%		(0.73)%	(0.38)%
Portfolio Turnover of the Portfolio	37%		36%		70%		51%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$10.950		$11.440		$13.640		$13.840	$11.200

Income (Loss) From Operations
Net investment loss(1)	$(0.053)		$(0.082)		$(0.168)		$(0.205)	$(0.139)
Net realized and unrealized gain (loss)	1.274		0.753		(0.860)		2.023	4.108

Total income (loss) from operations	$1.221		$0.671		$(1.028)		$1.818	$3.969

Less Distributions
From net realized gain	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.329)

Total distributions	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.329)

Net asset value — End of year	$11.880		$10.950		$11.440		$13.640	$13.840

Total Return(2)	11.48	%(3)	7.69	%(3)	(8.08	)%(3)	14.60%	38.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,103		$5,704		$10,987		$18,211	$22,917
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.82	%(3)	2.05	%(3)	2.23	%(3)	2.20%	2.21%
Net investment loss	(0.49)%		(0.79)%		(1.40)%		(1.47)%	(1.12)%
Portfolio Turnover of the Portfolio	37%		36%		70%		51%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$10.850		$11.350		$13.530		$13.760	$11.160

Income (Loss) From Operations
Net investment loss(1)	$(0.048)		$(0.079)		$(0.165)		$(0.204)	$(0.140)
Net realized and unrealized gain (loss)	1.259		0.740		(0.843)		1.992	4.092

Total income (loss) from operations	$1.211		$0.661		$(1.008)		$1.788	$3.952

Less Distributions
From net realized gain	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.352)

Total distributions	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.352)

Net asset value — End of year	$11.770		$10.850		$11.350		$13.530	$13.760

Total Return(2)	11.49	%(3)	7.67	%(3)	(8.00	)%(3)	14.46%	38.26%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$177,727		$204,069		$294,299		$365,081	$298,114
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.81	%(3)	2.05	%(3)	2.23	%(3)	2.19%	2.21%
Net investment loss	(0.45)%		(0.76)%		(1.39)%		(1.48)%	(1.13)%
Portfolio Turnover of the Portfolio	37%		36%		70%		51%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$10.960		$11.340		$13.400		$13.520	$10.980

Income (Loss) From Operations
Net investment income (loss)(1)	$0.061		$0.025		$(0.046)		$(0.065)	$(0.016)
Net realized and unrealized gain (loss)	1.280		0.756		(0.842)		1.963	4.018

Total income (loss) from operations	$1.341		$0.781		$(0.888)		$1.898	$4.002

Less Distributions
From net investment income	$—		$—		$—		$—	$(0.097)
From net realized gain	(0.291)		(1.161)		(1.172)		(2.018)	(1.365)

Total distributions	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.462)

Net asset value — End of year	$12.010		$10.960		$11.340		$13.400	$13.520

Total Return(2)	12.59	%(3)	8.82	%(3)	(7.13	)%(3)	15.64%	39.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,054		$173,116		$176,958		$233,051	$149,535
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.81	%(3)	1.05	%(3)	1.23	%(3)	1.19%	1.21%
Net investment income (loss)	0.56%		0.24%		(0.39)%		(0.48)%	(0.14)%
Portfolio Turnover of the Portfolio	37%		36%		70%		51%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Financial Highlights — continued

	Class R
	Year Ended August 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$11.410		$11.810		$13.980		$14.080	$11.390

Income (Loss) From Operations
Net investment income (loss)(1)	$0.008		$(0.029)		$(0.110)		$(0.140)	$(0.081)
Net realized and unrealized gain (loss)	1.333		0.790		(0.888)		2.058	4.182

Total income (loss) from operations	$1.341		$0.761		$(0.998)		$1.918	$4.101

Less Distributions
From net investment income	$—		$—		$—		$—	$(0.046)
From net realized gain	(0.291)		(1.161)		(1.172)		(2.018)	(1.365)

Total distributions	$(0.291)		$(1.161)		$(1.172)		$(2.018)	$(1.411)

Net asset value — End of year	$12.460		$11.410		$11.810		$13.980	$14.080

Total Return(2)	12.08	%(3)	8.25	%(3)	(7.64	)%(3)	15.11%	38.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$60,883		$61,724		$66,361		$85,264	$52,429
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.31	%(3)	1.55	%(3)	1.73	%(3)	1.69%	1.71%
Net investment income (loss)	0.07%		(0.27)%		(0.89)%		(0.99)%	(0.64)%
Portfolio Turnover of the Portfolio	37%		36%		70%		51%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

15

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2018 and August 31, 2017 was as follows:

	Year Ended August 31,
	2018	2017

Distributions declared from:
Long-term capital gains	$29,193,673	$132,777,832

During the year ended August 31, 2018, accumulated net realized gain was decreased by $4,987,892, accumulated undistributed net investment income was decreased by $162,810 and paid-in capital was increased by $5,150,702 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$11,620,074
Undistributed long-term capital gains	$37,915,955
Net unrealized appreciation	$241,863,963

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the tax treatment of short-term capital gains.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2018, the administration fee amounted to $1,587,350. Investment adviser fees are paid by the Portfolio to EVM and EVM pays sub-adviser fees to Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., effective November 1, 2017. Prior to November 1, 2017, Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., served as a sub-adviser to the Portfolio. Prior to April 28, 2018, OrbiMed Advisors LLC (OrbiMed), a registered investment adviser, served as a sub-adviser to the Portfolio. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

EVM, EVAIL (EVMI prior to November 1, 2017) and OrbiMed (prior to April 28, 2018) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and before the application of the performance adjustment to the investment adviser fee) exceed 1.15%, 1.90%, 1.90%, 0.90% and 1.40% (1.25%, 2.00%, 2.00%, 1.00% and 1.50% prior to April 28, 2018) of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after December 31, 2019. Pursuant to this agreement, EVM, EVAIL, EVMI and OrbiMed were allocated $653,361 in total of the Fund’s operating expenses for the year ended August 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2018, EVM earned $151,166 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,661 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2018. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2018 amounted to $1,626,035 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2018, the Fund paid or accrued to EVD $31,958 and $1,366,762 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2018, the Fund paid or accrued to EVD $147,506 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2018 amounted to $10,653, $455,587 and $147,506 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2018, the Fund was informed that EVD received approximately $16,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended August 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $876,853 and $209,350,979, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2018	2017

Sales	2,308,609	6,845,304
Issued to shareholders electing to receive payments of distributions in Fund shares	1,546,276	8,184,906
Redemptions	(14,198,014)	(26,313,573)
Exchange from Class B shares	200,477	348,050

Net decrease	(10,142,652)	(10,935,313)

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Notes to Financial Statements — continued

	Year Ended August 31,
Class B	2018	2017

Sales	769	6,928
Issued to shareholders electing to receive payments of distributions in Fund shares	11,405	94,769
Redemptions	(76,633)	(201,920)
Exchange to Class A shares	(195,262)	(339,219)

Net decrease	(259,721)	(439,442)

	Year Ended August 31,
Class C	2018	2017

Sales	421,656	1,265,103
Issued to shareholders electing to receive payments of distributions in Fund shares	461,729	2,446,981
Redemptions	(4,590,218)	(10,838,670)

Net decrease	(3,706,833)	(7,126,586)

	Year Ended August 31,
Class I	2018	2017

Sales	3,974,411	9,358,679
Issued to shareholders electing to receive payments of distributions in Fund shares	322,380	1,330,106
Redemptions	(5,685,560)	(10,492,725)

Net increase (decrease)	(1,388,769)	196,060

	Year Ended August 31,
Class R	2018	2017

Sales	756,920	1,084,295
Issued to shareholders electing to receive payments of distributions in Fund shares	134,089	605,982
Redemptions	(1,412,833)	(1,899,248)

Net decrease	(521,824)	(208,971)

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2018, the Fund designates approximately $15,197,586, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 75.74% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2018, $44,434,785 or, if subsequently determined to be different, the net capital gain of such year.

20

Worldwide Health Sciences Portfolio

August 31, 2018

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Biotechnology — 19.0%
AbbVie, Inc.	124,253	$11,925,803
Agios Pharmaceuticals, Inc.(1)	31,276	2,524,599
Alexion Pharmaceuticals, Inc.(1)	130,059	15,898,412
Atara Biotherapeutics, Inc.(1)	48,806	1,998,606
Biogen, Inc.(1)	63,797	22,551,601
BioMarin Pharmaceutical, Inc.(1)	128,819	12,879,324
Bluebird Bio, Inc.(1)	14,429	2,428,401
Celgene Corp.(1)	225,793	21,326,149
CSL, Ltd.	126,045	20,663,365
Exact Sciences Corp.(1)	53,522	4,008,263
Galapagos NV(1)	79,413	8,044,702
Gilead Sciences, Inc.	378,226	28,643,055
Idorsia, Ltd.(1)	96,587	2,442,467
Incyte Corp.(1)	135,194	9,992,188
Neurocrine Biosciences, Inc.(1)	59,473	7,312,205
Sanbio Co., Ltd.(1)	92,232	3,415,475
Shire PLC	93,356	5,460,480
Vertex Pharmaceuticals, Inc.(1)	121,498	22,404,231
		$203,919,326

Health Care Distributors — 0.5%
Amplifon SpA	252,313	$5,434,582
		$5,434,582

Health Care Equipment — 18.2%
Abbott Laboratories	276,884	$18,506,926
Baxter International, Inc.	322,259	23,966,402
Boston Scientific Corp.(1)	735,530	26,155,447
Danaher Corp.	235,462	24,379,735
Edwards Lifesciences Corp.(1)	115,208	16,617,602
Intuitive Surgical, Inc.(1)	51,580	28,884,800
iRhythm Technologies, Inc.(1)	44,912	4,180,858
Koninklijke Philips NV	357,605	15,978,555
Masimo Corp.(1)	58,354	6,879,353
Medtronic PLC	117,565	11,334,442
Teleflex, Inc.	42,543	10,526,414
Wright Medical Group NV(1)	262,871	7,618,002
		$195,028,536

Health Care Facilities — 0.3%
NMC Health PLC	51,719	$2,637,084
		$2,637,084

Security	Shares	Value

Health Care Services — 1.0%
Amedisys, Inc.(1)	46,697	$5,837,592
UDG Healthcare PLC	543,774	5,200,613
		$11,038,205

Health Care Supplies — 2.1%
Coloplast A/S, Class B	70,833	$7,595,384
Cooper Cos., Inc. (The)	38,090	9,742,660
West Pharmaceutical Services, Inc.	47,392	5,547,234
		$22,885,278

Health Care Technology — 0.7%
Medidata Solutions, Inc.(1)	82,720	$7,029,546
		$7,029,546

Life Sciences Tools & Services — 5.7%
Agilent Technologies, Inc.	227,214	$15,346,034
Lonza Group AG	47,876	15,410,134
Thermo Fisher Scientific, Inc.	124,973	29,881,044
		$60,637,212

Managed Health Care — 12.9%
Aetna, Inc.	96,742	$19,374,520
Anthem, Inc.	85,985	22,762,809
Centene Corp.(1)	87,732	12,850,984
Humana, Inc.	56,132	18,706,550
UnitedHealth Group, Inc.	239,444	64,281,136
		$137,975,999

Pharmaceuticals — 38.8%
Allergan PLC	100,808	$19,325,902
AstraZeneca PLC	173,771	13,115,150
Bayer AG	181,155	16,906,166
Bristol-Myers Squibb Co.	176,060	10,660,433
Eli Lilly & Co.	291,701	30,818,211
Galenica AG(2)	125,114	7,418,653
GlaxoSmithKline PLC	1,508,196	30,545,297
Johnson & Johnson	496,664	66,895,674
Merck & Co., Inc.	699,267	47,962,723
Novartis AG	499,770	41,461,974
Novo Nordisk A/S, Class B	514,946	25,348,815
Pfizer, Inc.	1,135,385	47,141,185
Roche Holding AG PC	84,061	20,843,225
Santen Pharmaceutical Co., Ltd.	419,483	6,460,027

21	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)
UCB SA	92,723	$8,487,801
Zoetis, Inc.	247,786	22,449,412
		$415,840,648

Total Common Stocks (identified cost $801,613,114)		$1,062,426,416

Short-Term Investments — 0.1%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.14%(3)	841,625	$841,709

Total Short-Term Investments (identified cost $841,690)		$841,709

Total Investments — 99.3% (identified cost $802,454,804)		$1,063,268,125

Other Assets, Less Liabilities — 0.7%		$7,417,825

Net Assets — 100.0%		$1,070,685,950

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2018, the aggregate value of these securities is $7,418,653 or 0.7% of the Portfolio’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	75.3%	$805,858,656
Switzerland	8.2	87,576,453
United Kingdom	4.1	43,660,447
Denmark	3.1	32,944,199
Australia	1.9	20,663,365
Germany	1.6	16,906,166
Belgium	1.5	16,532,503
Netherlands	1.5	15,978,555
Japan	0.9	9,875,502
Italy	0.5	5,434,582
Ireland	0.5	5,200,613
United Arab Emirates	0.2	2,637,084
Total Investments	99.3%	$1,063,268,125

Abbreviations:

PC	–	Participation Certificate

22	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Statement of Assets and Liabilities

Assets	August 31, 2018
Unaffiliated investments, at value (identified cost, $801,613,114)	$1,062,426,416
Affiliated investment, at value (identified cost, $841,690)	841,709
Dividends receivable	1,711,848
Dividends receivable from affiliated investment	5,399
Receivable for investments sold	3,922,199
Tax reclaims receivable	3,760,350
Total assets	$1,072,667,921

Liabilities
Payable for investments purchased	$1,423,997
Payable to affiliate:
Investment adviser fee	423,807
Accrued expenses	134,167
Total liabilities	$1,981,971
Net Assets applicable to investors’ interest in Portfolio	$1,070,685,950

Sources of Net Assets
Investors’ capital	$809,964,594
Net unrealized appreciation	260,721,356
Total	$1,070,685,950

23	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Statement of Operations

Investment Income	Year Ended August 31, 2018
Dividends (net of foreign taxes, $796,052)	$14,450,496
Dividends from affiliated investment	41,299
Total investment income	$14,491,795

Expenses
Investment adviser fee	$5,673,788
Trustees’ fees and expenses	44,542
Custodian fee	269,255
Legal and accounting services	79,454
Miscellaneous	58,513
Total expenses	$6,125,552

Net investment income	$8,366,243

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$55,494,180
Investment transactions — affiliated investment	(1,167)
Foreign currency transactions	46,182
Net realized gain	$55,539,195
Change in unrealized appreciation (depreciation) —
Investments	$60,741,147
Investments — affiliated investment	(60)
Foreign currency	(6,371)
Net change in unrealized appreciation (depreciation)	$60,734,716

Net realized and unrealized gain	$116,273,911

Net increase in net assets from operations	$124,640,154

24	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$8,366,243	$5,687,324
Net realized gain	55,539,195	33,534,370
Net change in unrealized appreciation (depreciation)	60,734,716	46,681,424
Net increase in net assets from operations	$124,640,154	$85,903,118
Capital transactions —
Contributions	$876,853	$1,116,382
Withdrawals	(209,350,979)	(341,915,857)
Net decrease in net assets from capital transactions	$(208,474,126)	$(340,799,475)

Net decrease in net assets	$(83,833,972)	$(254,896,357)

Net Assets
At beginning of year	$1,154,519,922	$1,409,416,279
At end of year	$1,070,685,950	$1,154,519,922

25	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Financial Highlights

	Year Ended August 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.58%	0.80%	0.95%	0.92%	0.92%
Net investment income (loss)	0.79%	0.48%	(0.12)%	(0.21)%	0.17%
Portfolio Turnover	37%	36%	70%	51%	57%

Total Return	12.85%	9.04%	(6.82)%	15.91%	40.05%

Net assets, end of year (000’s omitted)	$1,070,686	$1,154,520	$1,409,416	$1,778,864	$1,488,679

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2018, Eaton Vance Worldwide Health Sciences Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

27

Worldwide Health Sciences Portfolio

August 31, 2018

Notes to Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of August 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement effective April 28, 2018 between the Portfolio and EVM, the fee is computed at an annual rate of 0.675% of the Portfolio’s average daily net assets up to $500 million, 0.59% on net assets of $500 million but less than $1 billion, 0.52% on net assets of $1 billion but less than $1.5 billion, 0.49% on net assets of $1.5 billion but less than $2 billion and at reduced rates on average daily net assets of $2 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of EVM or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. Prior to April 28, 2018, the fee was computed at an annual rate of 0.775% of the Portfolio’s average daily net assets up to $500 million, 0.69% on net assets of $500 million but less than $1 billion, 0.62% on net assets of $1 billion but less than $1.5 billion, 0.56% on net assets of $1.5 billion but less than $2 billion

28

Worldwide Health Sciences Portfolio

August 31, 2018

Notes to Financial Statements — continued

and at reduced rates on average daily net assets of $2 billion or more. In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% (annually) of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. Pursuant to a sub-advisory agreement effective November 1, 2017, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Prior to November 1, 2017, Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., served as sub-adviser to the Portfolio. Effective as of the close of business on April 27, 2018, OrbiMed Advisors LLC (OrbiMed), a registered investment adviser, ceased to serve as an investment sub-adviser to the Portfolio pursuant to a research support agreement. Prior to April 28, 2018, EVM paid OrbiMed a portion of its investment adviser fee for research services with respect to the Portfolio’s investment program. For the period from July 1, 2016 to April 27, 2018, OrbiMed’s sub-advisory fee was subject to the portion of the performance adjustment that was attributable to OrbiMed’s tenure as investment adviser over the 36-month performance period. For the year ended August 31, 2018, the Portfolio’s investment adviser fee, net of a downward performance adjustment of $1,669,575, amounted to $5,673,788 or 0.54% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of EVM.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $388,972,778 and $591,048,778, respectively, for the year ended August 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$802,450,578

Gross unrealized appreciation	$276,472,633
Gross unrealized depreciation	(15,655,086)

Net unrealized appreciation	$260,817,547

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2018.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

29

Worldwide Health Sciences Portfolio

August 31, 2018

Notes to Financial Statements — continued

7  Concentration of Risk

As the Portfolio invests a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, it will likely be affected by developments that adversely affect such companies. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of a company to develop new products and the expiration of patent rights. The value of the Portfolio’s interests can also be impacted by regulatory activities that affect health sciences companies.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Biotechnology	$163,892,837	$40,026,489		$—	$203,919,326
Health Care Distributors	—	5,434,582		—	5,434,582
Health Care Equipment	179,049,981	15,978,555		—	195,028,536
Health Care Facilities	—	2,637,084		—	2,637,084
Health Care Services	5,837,592	5,200,613		—	11,038,205
Health Care Supplies	15,289,894	7,595,384		—	22,885,278
Health Care Technology	7,029,546	—		—	7,029,546
Life Sciences Tools & Services	45,227,078	15,410,134		—	60,637,212
Managed Health Care	137,975,999	—		—	137,975,999
Pharmaceuticals	245,253,540	170,587,108		—	415,840,648

Total Common Stocks	$799,556,467	$262,869,949	*	$—	$1,062,426,416

Short-Term Investments	$—	$841,709		$—	$841,709

Total Investments	$799,556,467	$263,711,658		$—	$1,063,268,125

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

30

Worldwide Health Sciences Portfolio

August 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance Worldwide Health Sciences Fund

Worldwide Health Sciences Portfolio

August 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Worldwide Health Sciences Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	71,629,702	2,660,898
Keith Quinton	71,615,790	2,674,810
Marcus L. Smith	71,597,839	2,692,762
Susan J. Sutherland	71,621,941	2,668,659
Scott E. Wennerholm	71,586,418	2,704,182

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Worldwide Health Sciences Portfolio.

Worldwide Health Sciences Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	96%	4%
Keith Quinton	96%	4%
Marcus L. Smith	96%	4%
Susan J. Sutherland	96%	4%
Scott E. Wennerholm	96%	4%

Results	are rounded to the nearest whole number.

32

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

33

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.1

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory

[1]

As of April 24, 2018, OrbiMed Advisors LLC (“OrbiMed”) also served as a sub-adviser to the Portfolio pursuant to a research support agreement between OrbiMed and the Adviser (the “Research Agreement”). The Board was aware that the majority owner of OrbiMed was expected to divest his interests in OrbiMed by no later than June 30, 2018, which event would result in a change in control of OrbiMed and cause the Research Agreement to terminate automatically in accordance with the terms of the Research Agreement (the “Change in Control”). After considering information from the Adviser and OrbiMed, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Research Agreement until the earlier of June 30, 2018 or the Change in Control. On April 27, 2018, the Change in Control occurred and the Research Agreement terminated automatically.

34

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

agreement. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities, particularly in managing health sciences portfolios. The Board also considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Portfolio of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also considered that the Adviser indicated its intent to enter into a consulting arrangement with OrbiMed following the Change in Control, pursuant to which OrbiMed would provide the Adviser with information on the health care sector. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period.

The Board recognized that the fees payable under the investment advisory agreement are subject to an adjustment higher or lower based on the extent to which the Portfolio’s performance differed from that of its benchmark index by at least 1.00% over the prior 36-month time period, which can be expected to align the interests of shareholders of the Portfolio (and indirectly the interests of shareholders of the Fund) with the interests of the Adviser with respect to performance. The Board also considered the relatively recent transition of services, including the Adviser’s and the Sub-adviser’s assumption of the day-to-day portfolio management responsibilities for the Portfolio, and noted that actions are being taken by the Adviser to address Fund performance. Accordingly, the Board concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board considered the fact that, in connection with the termination of the Research Agreement, the Adviser had undertaken to permanently reduce the advisory fee rate payable by the Fund by an agreed upon amount.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered

35

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Board of Trustees’ Contract Approval — continued

other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

36

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

38

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2016	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap /Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of

Worldwide Health Sciences Portfolio and

Administrator of Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Worldwide Health Sciences Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2017 and August 31, 2018 by D&T for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/17	8/31/18
Audit Fees	$47,260	$47,260
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,687	$15,512
All Other Fees(3)	$0	$0

Total	$60,947	$62,772

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/17	8/31/18
Audit Fees	$44,350	$44,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,486	$15,036
All Other Fees(3)	$0	$0

Total	$59,836	$59,386

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/17	8/31/18
Audit Fees	$43,430	$43,080
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,091	$15,141
All Other Fees(3)	$0	$0

Total	$58,521	$58,221

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/17	8/31/18
Audit Fees	$27,000	$27,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,108	$15,183
All Other Fees(3)	$0	$0

Total	$42,108	$42,183

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28, July 31, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/16	11/30/16*	2/28/17	7/31/17	8/31/17	9/30/17	11/30/17	2/28/18	7/31/18	8/31/18
Audit Fees	$87,580	$81,150	$55,260	$59,050	$162,040	$87,580	$81,150	$55,260	$58,700	$161,690
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$36,986	$43,500	$20,204	$20,034	$58,654	$35,708	$38,019	$19,980	$24,284	$60,872
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$124,566	$124,650	$75,464	$79,084	$220,694	$123,288	$119,169	$75,240	$82,984	$222,562

*	Series commenced operations on December 16, 2015.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/16	11/30/16*	2/28/17	7/31/17	8/31/17	9/30/17	11/30/17*	2/28/18	7/31/18	8/31/18
Registrant(1)	$36,986	$43,500	$20,204	$20,034	$59,372	$35,708	$38,019	$19,980	$24,284	$60,872
Eaton Vance(2)	$56,434	$48,500	$46,000	$148,018	$148,018	$148,018	$148,018	$148,018	$51,855	$74,355

*	Series commenced operations on December 16, 2015.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)

During the fiscal years reported above, certain of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 22, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 22, 2018